Exhibit 1.01

MKS INSTRUMENTS, INC.

Conflict Minerals Report

For The Year Ended December 31, 2016

Special Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect management’s current opinions and are subject to certain risks and uncertainties that could cause actual results to differ materially from those stated. MKS assumes no obligation to update this information. Risks and uncertainties include, but are not limited to, those discussed in the section entitled “Risk Factors” found in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC).

Summary of the Conflict Minerals Rule

This report for the year ended December 31, 2016 is included to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the Conflict Minerals Rule) which was adopted by the SEC to implement reporting and disclosure requirements related to Conflict Minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act). The Conflict Minerals Rule imposes certain reporting obligations on a company that files reports with the SEC under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (a public company) whose manufactured products contain Conflict Minerals which are necessary to the functionality or production of their products. Conflict minerals are defined as gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, tantalum, tin and tungsten (Conflict Minerals).

If a public company cannot establish that the Conflict Minerals originated from sources other than the Democratic Republic of the Congo or an adjoining country (the Covered Countries), or from recycled and scrap sources, they must submit a Form SD which describes the reasonable country of origin inquiry completed.

If a public company has reason to believe that any of the Conflict Minerals in its supply chain may have originated in the Covered Countries, or if it is unable to determine the country of origin of those Conflict Minerals, then that company must exercise due diligence on the Conflict Minerals’ source and chain of custody. The company must annually submit a report to the SEC that includes a description of those due diligence measures (Conflict Minerals Report).

1.	Company Overview

This report has been prepared by management of MKS Instruments, Inc. (herein referred to as “MKS,” the “Company,” “we,” “us,” or “our”). The information includes the activities of MKS and all of its subsidiaries.

Founded in 1961, MKS is a global provider of instruments, subsystems and process control solutions that measure, control, power, deliver, monitor and analyze critical parameters of advanced manufacturing processes to improve process performance and productivity. MKS’ products are derived from its core competencies in automation and control, gas composition analysis, lasers, materials delivery, optics, photonics, pressure, power, reactive gas and vacuum. MKS also provides services relating to the maintenance and repair of its products, software, service and maintenance, installation services and training. As of December 31, 2016, MKS employed more than 4,000 individuals.

In April 2016, MKS completed the strategic acquisition of Newport Corporation (Newport), a global leader in lasers, optics and photonics, for aggregate consideration of approximately $1 billion. In conjunction with the acquisition of Newport, MKS changed the structure of its reportable segments. MKS’ two reportable segments are the Vacuum & Analysis segment and the Light & Motion segment. The Vacuum & Analysis segment represents the legacy MKS business and the Light & Motion segment represents the legacy Newport business.

The Vacuum & Analysis segment provides a broad range of instruments, components, subsystems and software which are derived from our core competencies in pressure measurement and control, flow measurement and control, gas and vapor delivery, gas composition analysis, residual gas analysis, leak detection, control and information technology, ozone generation and delivery, RF & DC power, reactive gas generation and vacuum technology. The Light & Motion segment provides a broad range of instruments, components and subsystems which are derived from our core competencies in lasers, photonics and optics.

MKS’ product portfolio includes more than 20,000 products. We group our products into seven product groups based upon the similarity of the product function, type of product and manufacturing processes. These seven groups are: Analytical and Controls Solutions Products; Materials Delivery Solutions Products; Power, Plasma and Reactive Gas Solutions Products; Pressure and Vacuum Measurement Products; Photonics Products; Optics Products; and Laser Products. The Analytical and Controls Solutions Products, Materials Delivery Solutions Products, Power, Plasma and Reactive Gas Solutions Products and the Pressure and Vacuum Measurement Products are included in the Vacuum & Analysis segment and the Photonics Products, Optics Products and Lasers Products are included in the Light & Motion segment.

MKS’ products are used in diverse markets, applications and processes. The majority of our sales are derived from products sold to semiconductor capital equipment manufacturers and semiconductor device manufacturers. MKS’ products are used in the major semiconductor processing steps such as depositing thin films of material onto silicon wafer substrates, etching, cleaning, lithography, metrology and inspection. In addition, MKS’ provides specialized instruments and software to monitor and analyze process performance. In addition to semiconductor manufacturing, MKS’ products are used in the manufacture of electronic thin films, life and health sciences, process and industrial technologies, as well as research and defense.

Except for certain metal product lines (e.g. fittings, flanges, lenses, certain mirrors, tubing, etc.) virtually all of the products MKS manufactures or contracts to manufacture include tin, gold, tantalum and/or tungsten. As a result, Conflict Minerals are found in almost all of our products.

Supply Chain

With such an extensive product portfolio, our supply chain is highly complex. In 2016, MKS and its subsidiaries purchased supplies from over 3,500 suppliers across the world, compared to over 1,500 in 2015, an increase of more than 200% due to our acquisition of Newport. In addition to dealing with a very large number of suppliers, MKS deals with multiple tiers of suppliers. We are many steps removed from the mining of the Conflict Minerals and the smelting and refining of the raw ores. We do not buy raw ore or unrefined Conflict Minerals or make purchases from the Covered Countries. We also do not buy directly from smelters or refiners. The smelters and refiners are in the best position in our supply chain to know the origin of the ores. For these reasons, the process of mapping our end-to-end supply chain is extremely onerous.

In order to comply with the Conflict Minerals Rule, we rely on our direct suppliers to provide information on the origin of the Conflict Minerals contained in components and materials supplied to us – including sources of Conflict Minerals that are supplied to them from lower tier suppliers. For 2013, we believed a reasonable approach was to conduct a survey of the suppliers who represented the majority of our expenditures in that year. We sent a survey to 514 of our direct suppliers representing in excess of 77% of our 2013 expenditures. For 2014, we expanded our supplier outreach efforts by contacting 957 of our direct suppliers representing in excess of 80% of our 2014 expenditures. In 2015, we expanded our supplier outreach efforts again, contacting over 1,400 of our direct suppliers and many more manufacturers represented by distributors, representing over 99% of our 2015 expenditures. In 2016, we contacted over 3,500 of our direct suppliers representing 99% of our 2016 expenditures. We then followed up with periodic electronic reminders and telephone calls to those suppliers who had not completed the surveys.

Despite having conducted a good faith reasonable country of origin inquiry, we are unable to determine the origin of all of the Conflict Minerals in our products and therefore cannot exclude the possibility that some may have originated in the Covered Countries. Due to the complexity of our broad product portfolio and supply chain, it will take additional time for many of our suppliers to verify the origin of the Conflict Minerals in the products they supply to us. We continue to engage with each of these suppliers and they in turn continue to engage with their suppliers. We hope that with additional time, these outreach efforts will result in greater transparency into our supply chain. For these reasons, we are required under the Conflict Minerals Rule to submit to the SEC a Conflict Minerals Report as an exhibit to Form SD. This report must include:

•	a description of the measures we took to exercise due diligence on the Conflict Minerals’ source and chain of custody

•	a description of the products manufactured or contracted to be manufactured that are not “DRC conflict free” (i.e. products containing minerals that finance armed groups in the Covered Countries)

•	the facilities used to process the Conflict Minerals

•	the country of origin of the Conflict Minerals

•	the efforts to determine the mine or location of origin.

In accordance with the The Organisation for Economic Co-operation and Development (OECD) Guidance and the Conflicts Minerals Rule, this report is available on our website http://www.mksinst.com/docs/ur/MKS-ConflictMineralsReport.pdf

Conflict Minerals Policy

We adopted the following Conflict Minerals Policy:

MKS Conflict Minerals Policy

In 2012, the U.S. Securities and Exchange Commission (the “SEC”) issued its final rule under Section 1502 of the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Conflict Minerals Rule”) imposing new disclosure and related supply chain due diligence requirements for public companies regarding their use of “Conflict Minerals” in products they manufacture or contract to manufacture. The goal of this new rule is to curb the violent conflict and human rights abuses in the Democratic Republic of the Congo (“DRC”)1 and adjoining countries that are being financed in part by the exploitation and trade of Conflict Minerals from that region.

The Conflict Minerals Rule defines “Conflict Minerals” as cassiterite (tin), columbite-tantalite (tantalum), wolframite (tungsten), their respective derivatives and gold (commonly referred to as the “3Ts&G”). MKS, being a global provider of instruments, subsystems and process control solutions that measure, control, power, monitor and analyze critical parameters of advanced manufacturing processes, uses certain of these Conflict Minerals in the manufacturing of its products. MKS is committed to identifying any of its suppliers who source Conflict Minerals from the DRC region from conflict sources. We expect our suppliers to partner with us in this endeavor regardless of whether they are subject to the new Conflict Minerals Rule by providing us with all necessary declarations. We also expect our suppliers to pass this requirement on to their supply chain if they do not source directly from smelters and determine the source of the Conflict Minerals. The process of mapping our end-to-end supply chain is onerous because MKS deals with multiple tiers and a very large number of suppliers. However, MKS is committed to this effort and should MKS discover at any time that any of its suppliers are sourcing materials from the DRC region from conflict sources, MKS will work with the supplier to end this practice and if the supplier refuses, MKS will work diligently to identify and partner with an alternative supplier.

If you have any questions regarding MKS’ Policy on Conflict Minerals, please contact us at conflictminerals_customer@mksinst.com.

Our policy is publicly available on our website at http://www.mksinst.com/docs/ur/MKS-ConflictMinerals-Stmt.pdf

2.	Due Diligence Process

2.1	Design of Due Diligence

Our due diligence process has been designed to conform generally with the framework in the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD Guidance) and the related Supplements for gold and for tin, tantalum and tungsten.

Our due diligence process includes:

•	the adoption of a Conflict Minerals Policy,

•	the establishment of a cross-functional team for complying with the Conflict Minerals Rule,

•	engagement of suppliers,

•	due diligence compliance process and measurement,

[1]	[1] Conflict Minerals procured from the following “covered countries” are the focus of the Rule: the DRC, Angola, Burundi, the Central African Republic, the Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, and Zambia

•	extensive record keeping and

•	continued follow-up communication with suppliers.

2.2	Management Systems

As described above, MKS has adopted a company policy which is posted on our website at http://www.mksinst.com/docs/ur/MKS-ConflictMinerals-Stmt.pdf

Internal Team

MKS has established a cross-functional team led by our Director of Global Quality Systems who has over twenty years of experience working with our complex supply chain. Our team also includes a chemist with over ten years’ experience in chemical and supplier management. The team is responsible for implementing our Conflict Minerals compliance strategy. Senior management is briefed about the results of our due diligence efforts.

Supplier Engagement

With respect to the OECD requirement to strengthen engagement with suppliers, we have established, where practicable, long-term relationships with our numerous suppliers. We have communicated to our suppliers our expectations with respect to the Conflict Minerals Rule. In addition, we have incorporated our expectations with respect to our Conflict Mineral Policy and reporting obligation into the terms and conditions of our supplier contracts.

Maintain records

We have developed an internal system for documenting the implementation, management and monitoring of our Conflict Minerals Program.

2.3	Identify and assess risk in the supply chain

Because of our size, the complexity of our products, and the depth and breadth of our supply chain, it is difficult to identify suppliers upstream from our direct suppliers. In 2016, we reached out to over 3,500 of our direct suppliers representing over 99% of our supplier spend. We rely on these suppliers, whose components contain Conflict Minerals, to provide us with information about the source of Conflict Minerals contained in the components supplied to us. Our direct suppliers are similarly reliant upon information provided by their suppliers. While we did receive significantly more information relating to smelters/refiners used in our supply chain in 2016 as compared to 2015, several of our direct suppliers and distributors either: (i) did not respond to our survey despite follow-up requests, (ii) responded to our survey with incomplete or inconsistent information, or (iii) responded to our survey with a form letter informing us that they would not be completing the survey due to a variety of reasons, including, but not limited to: (a) lack of resources, (b) the fact that only de minimis amounts of Conflict Minerals were contained in their products, and/or (c) the supplier was not itself subject to the Conflict Minerals Rule. In general, follow-up requests to these suppliers did not produce additional information unless we had leverage with a particular supplier due to the amount of our spend with such supplier. More time is still needed to determine all of the smelters/refiners used in our supply chain. The list set forth on Exhibit A includes all of the smelters/refiners included in the surveys completed by our direct suppliers. Many of these smelters/refiners appear on the EICC Conflict-Free

Sourcing Initiatives Conflict-Free Smelter Program Compliant Tantalum, Tin, Tungsten and Gold Smelter Lists. MKS plans to continue its efforts to identify all of the Conflict Minerals’ smelters/refiners used in our supply chain through a combination of annual supplier surveys and direct follow-up supplier engagement.

2.4	Design and Implement a Strategy to Respond to Risks

MKS has a risk management plan, through which the Conflict Minerals program is implemented, managed and monitored. Updates to this risk assessment are provided regularly to senior management.

As part of our risk management plan, to ensure suppliers understand our expectations, in addition to the Conflict Minerals Policy that we published on our website, we incorporated our expectations with respect to our Conflict Mineral Policy into the terms and conditions of our supplier contracts. We also distributed a Conflict Mineral reporting instruction letter and survey to our worldwide suppliers who represent over 99% of our 2016 supplier spend and held individual follow-up calls and/or sent emails with those suppliers whose survey responses were incomplete, unclear or seemed erroneous based on our knowledge of the materials we purchase from that supplier.

As described in our Conflict Minerals Policy, we will work with any of our suppliers whom we have reason to believe is supplying us with Conflict Minerals from sources that may support conflict in the DRC or any adjoining country to end this practice and if the supplier refuses, we will work diligently to identify and partner with an alternative supplier of Conflict Minerals that does not support such conflict. To date, we have been informed that two of the smelters identified by our suppliers are located in Covered Countries but with further due diligence, we confirmed that both are on the EICC Conflict-Free Sourcing Initiatives Conflict-Free Smelter Program Compliant Tantalum, Tin, Tungsten and Gold Smelter Lists. We are not aware of any other instance where we have reason to believe any of our suppliers are supplying us with Conflict Minerals from a source that may support conflict in the DRC or any adjoining country.

2.5	Carry out Independent Third Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not have a direct relationship with Conflict Minerals smelters and refiners and do not perform or direct audits of these entities within our supply chain. We rely on audits performed by industry groups like the Electronics Industry Citizenship Coalition-Global e-Sustainability Initiative’s (EICC-GeSI) Conflict Free Sourcing Initiative (CFSI).

2.6	Report on supply chain due diligence

This report is available on our website at http://www.mksinst.com/docs/ur/MKS-ConflictMineralsReport.pdf

3.	Due Diligence Results

Request Information

We conducted a survey of those suppliers described above using the EICC/GeSI template, known as the Conflict Minerals Reporting Template (the template). The template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a company’s Conflict Minerals policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the template contains questions about the origin of Conflict Minerals included in their products.

Survey Responses

We received responses from approximately 52% of the suppliers surveyed, representing 90% of our supplier spend surveyed. We reviewed the responses against criteria developed to determine which required further engagement with our suppliers. The vast majority of our suppliers provided data at a company level (vs. a product level). In several of the responses received, (i) the responses were incomplete and/or contained inconsistencies within the data reported in the template and (ii) the identities of the smelters or refiners were not known. We continue to engage directly with these suppliers to provide revised or missing information. We are therefore not yet in a position to verify that all of the smelters or refiners in our supply chain are certified as conflict-free by the EICC.

Efforts to determine mine or location of origin

In our supplier survey, we requested our suppliers to identify the smelter or refiner used in their respective supply chain. We have determined that seeking information about Conflict Minerals smelters and refiners in our supply chain represents the most reasonable effort we can make to determine the mines or locations of origin of the Conflict Minerals in our supply chain. The table set forth on Exhibit A hereto lists the smelter or refiner facilities identified by our suppliers. Although we did receive significantly more reliable smelter and refiner information for 2016 as compared to 2015, we know this list is incomplete as several of our suppliers either did not return a completed survey or returned an incomplete survey which did not include smelter or refiner names. We expect that with more time, more upstream suppliers will be in a better position to identify relevant smelters and refiners and will in turn pass that information further down the supply chain so that this list will be more complete.

4.	Steps to be taken going forward

We intend to take the following steps in 2017 to improve the due diligence conducted with respect to our supply chain:

a.	Continue to identify and implement changes to improve the process used to collect survey responses from our very large number of direct suppliers. In particular, continue to identify ways to streamline supplier outreach and automate content of supplier responses.

b.	Continue to remind our suppliers of their obligations and our expectations with respect to Conflict Minerals reporting at our supplier conferences.

c.	Continue to engage with suppliers to attempt to increase the response rate and improve the content of the supplier survey responses.

d.	If any of our suppliers are found to be supplying us with Conflict Minerals from sources that support conflict in the Covered Countries, to work with the supplier to end this practice and if the supplier refuses, to work diligently to identify and partner with an alternative supplier.

EXHIBIT A
Metal	Smelter Reference List	Smelter Name	Smelter Country	Smelter Identification	Source of Smelter Identification Number
Gold	Advanced Chemical Company	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015	CFSI
Gold	Aida Chemical Industries Co., Ltd.	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019	CFSI
Gold	Aktyubinsk Copper Company TOO	Aktyubinsk Copper Company TOO	KAZAKHSTAN	CID000028	CFSI
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035	CFSI
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	CFSI
Gold	AngloGold Ashanti Córrego do Sítio Mineração	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	CID000058	CFSI
Gold	Argor-Heraeus S.A.	Argor-Heraeus S.A.	SWITZERLAND	CID000077	CFSI
Gold	Asahi Pretec Corp.	Asahi Pretec Corp.	JAPAN	CID000082	CFSI
Gold	Asaka Riken Co., Ltd.	Asaka Riken Co., Ltd.	JAPAN	CID000090	CFSI
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	CFSI
Gold	Aurubis AG	Aurubis AG	GERMANY	CID000113	CFSI
Gold	Baiyin Nonferrous Group Co.,Ltd.	Baiyin Nonferrous Group Co.,Ltd.	China	CID000120	CFSI
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	CFSI
Gold	Bank of Switzerland		SWITZERLAND	CID000131	CFSI
Gold	bao yu hua	bao yu hua	CHINA	CID000134	CFSI
Gold	Bauer Walser AG	Bauer Walser AG	GERMANY	CID000141	CFSI
Gold	Boliden AB	Boliden AB	SWEDEN	CID000157	CFSI
Gold	C. Hafner GmbH + Co. KG	C. Hafner GmbH + Co. KG	GERMANY	CID000176	CFSI
Gold	Caridad	Caridad	MEXICO	CID000180	CFSI
Gold	CCR Refinery—Glencore Canada Corporation	CCR Refinery—Glencore Canada Corporation	CANADA	CID000185	CFSI
Gold	Cendres + Métaux S.A.	Cendres + Métaux S.A.	SWITZERLAND	CID000189	CFSI
Gold	CHALCO Yunnan Copper Co. Ltd.	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197	CFSI
Gold	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHINA	CID000203	CFSI
Gold	Changsanjiao Elc.	Changsanjiao Elc.	CHINA	CID000208	CFSI
Gold	Changsha South Tantalum Niobium Co., Ltd.	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	CFSI
Gold	Chimet S.p.A.	Chimet S.p.A.	ITALY	CID000233	CFSI
Gold	China National Gold Group Corporation	China National Gold Group Corporation	CHINA	CID000242	CFSI
Gold	Chugai Mining	Chugai Mining	JAPAN	CID000264	CFSI
Gold	Codela	Codela	CHINA	CID000283	CFSI
Gold	Codelco	Coldeco	CHILE	CID000284	CFSI
Gold	Colt Refining	Colt Refining	UNITED STATES	CID000288	CFSI
Gold	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291	CFSI
Gold	Alpha	Alpha	UNITED STATES	CID000293	CFSI
Gold	CORE PMG	CORE PMG	GERMANY	CID000299	CFSI
Gold	Daejin Industry	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328	CFSI
Gold	DaeryongENC	DaeryongENC	KOREA, REPUBLIC OF	CID000333	CFSI
Gold	Daye Non-Ferrous Metals Mining Ltd.	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	CFSI
Gold	Do Sung Corporation	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)	CID000359	CFSI
Gold	Doduco	DODUCO GmbH	GERMANY	CID000362	CFSI
Gold	Dongguan City up another metal copper processing plant	Dongguan City up another metal copper processing plant	CHINA	CID000374	CFSI
Gold	Dongguan Standard Electronic Material Co., Ltd	Dongguan Standard Electronic Material Co., Ltd	CHINA	CID000392	CFSI
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA	CID000395	CFSI
Gold	Dong-Wo Co., Ltd.	Dong-Wo Co., Ltd.	CHINA	CID000398	CFSI
Gold	Dowa	Dowa	JAPAN	CID000401	CFSI
Gold	Dujinshui zhihuan fanying	Dujinshui zhihuan fanying	CHINA	CID000408	CFSI
Gold	Duoluoshan	Duoluoshan	CHINA	CID000410	CFSI
Gold	Eco-System Recycling Co., Ltd.	Eco-System Recycling Co., Ltd.	JAPAN	CID000425	CFSI
Gold	Exotech Inc.	Exotech Inc.	UNITED STATES	CID000456	CFSI
Gold	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA	CID000460	CFSI
Gold	Feinhütte Halsbrücke GmbH	Feinhütte Halsbrücke GmbH	GERMANY	CID000465	CFSI

Gold	FSE Novosibirsk Refinery	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	CFSI
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	CID000522	CFSI
Gold	Smelter not listed	Gong an ju	CHINA	CID000583	CFSI
Gold	Guandong Jinding Material co., Ltd.	Guandong Jinding Material co., Ltd.	CHINA	CID000594	CFSI
Gold	Smelter not listed	GuangDdong JinDing high-tech materials company	CHINA	CID000599	CFSI
Gold	Smelter not listed	Guangdong macro jin precious metal smelting	CHINA	CID000612	CFSI
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651	CFSI
Gold	Gwo Chern industrial Co. Ltd	Gwo Chern industrial Co. Ltd	TAIWAN	CID000653	CFSI
Gold	Hang Seng Technology	Hang Seng Technology	CHINA	CID000670	CFSI
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671	CFSI
Gold	Hanhua jinshu	Hanhua jinshu	CHINA	CID000672	CFSI
Gold	Smelter not listed	Heesung Catalysts Corp.	KOREA, REPUBLIC OF	CID000689	CFSI
Gold	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY	CID000694	CFSI
Gold	HeNan LingBao Jin Kuan	HeNan LingBao Jin Kuan	CHINA	CID000696	CFSI
Gold	Henan Province Sanmenxia City Gold Smelter	Henan Province Sanmenxia City Gold Smelter	CHINA	CID000702	CFSI
Gold	Heraeus Ltd. Hong Kong	Heraeus Ltd. Hong Kong	CHINA	CID000707	CFSI
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711	CFSI
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA	CID000718	CFSI
Gold	Hi-Temp	Hi-Temp	UNITED STATES	CID000731	CFSI
Gold	Hunan Chenzhou Mining Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767	CFSI
Gold	Hwasung CJ Co., Ltd.	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CID000778	CFSI
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801	CFSI
Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	CFSI
Gold	ISLAND GOLD REFINERY	ISLAND GOLD REFINERY	CHINA	CID000813	CFSI
Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY	CID000814	CFSI
Gold	Japan Mint	Japan Mint	JAPAN	CID000823	CFSI
Gold	JCC	Jiangxi Copper Co., Ltd.	CHINA	CID000855	CFSI
Gold	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	CID000868	CFSI
Gold	Smelter not listed	Jin Jinyin refining company limited	CHINA	CID000884	CFSI
Gold	jinlong copper C0.,LTD	jinlong copper C0.,LTD	CHINA	CID000909	CFSI
Gold	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	CFSI
Gold	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	CFSI
Gold	Smelter not listed	Johnson Matthey Inc	UNITED STATES	CID000920	CFSI
Gold	Asahi Refining USA Inc.	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920	CFSI
Gold	Asahi Refining Canada Ltd.	Asahi Refining Canada Ltd.	CANADA	CID000924	CFSI
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	CFSI
Gold	JSC Uralelectromed	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	CFSI
Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	CFSI
Gold	Kazakhmys Smelting LLC	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956	CFSI
Gold	Kazzinc	Kazzinc	KAZAKHSTAN	CID000957	CFSI
Gold	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	UNITED STATES	CID000969	CFSI
Gold	Kojima Chemicals Co., Ltd.	Kojima Chemicals Co., Ltd.	JAPAN	CID000981	CFSI
Gold	Korea Metal Co., Ltd.	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	CID000988	CFSI
Gold	Smelter not listed	Kosak Seiren	Japan	CID000991	CFSI
Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	CFSI
Gold	L’azurde Company For Jewelry	L’azurde Company For Jewelry	SAUDI ARABIA	CID001032	CFSI
Gold	Lingbao Gold Co., Ltd.	Lingbao Gold Co., Ltd.	CHINA	CID001056	CFSI
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058	CFSI
Gold	LS-NIKKO Copper Inc.	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)	CID001078	CFSI
Gold	Luoyang Zijin Yinhui Gold Smelting	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093	CFSI
Gold	Williams Advanced Materials	Materion	UNITED STATES OF AMERICA	CID001113	CFSI
Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	CFSI

Gold	Metallo Chimique	Metallo Chimique	BELGIUM	CID001143	CFSI
Gold	Metalor Technologies (Suzhou) Ltd.	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147	CFSI
Gold	Metalor Technologies (Hong Kong) Ltd.	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149	CFSI
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152	CFSI
Gold	Metalor Switzerland	Metalor Technologies S.A.	SWITZERLAND	CID001153	CFSI
Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157	CFSI
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO	CID001161	CFSI
Gold	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001188	CFSI
Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	CFSI
Gold	Smelter not listed	MK electron	KOREA, REPUBLIC OF	CID001196	CFSI
Gold	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	CFSI
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220	CFSI
Gold	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA	CID001229	CFSI
Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	CFSI
Gold	Nihon Superior Co., Ltd.	Nihon Superior Co., Ltd.	JAPAN	CID001252	CFSI
Gold	Nihon Material Co., Ltd.	Nihon Material Co., Ltd.	JAPAN	CID001259	CFSI
Gold	NORSUN CIRCUITED ENTERPRISE CO., LTD	NORSUN CIRCUITED ENTERPRISE CO., LTD	CHINA	CID001299	CFSI
Gold	Nyrstar Metal	Nyrstar Metal	AUSTRALIA	CID001313	CFSI
Gold	Ohio Precious Metals, LLC	Elemetal Refining, LLC	UNITED STATES	CID001322	CFSI
Gold	Ohura Precious Metal Industry Co., Ltd.	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325	CFSI
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326	CFSI
Gold	OJSC Kolyma Refinery	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CID001328	CFSI
Gold	PAMP S.A.	PAMP S.A.	SWITZERLAND	CID001352	CFSI
Gold	Penglai Penggang Gold Industry Co., Ltd.	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362	CFSI
Gold	Pogo Gold Mining	Pogo Gold Mining	UNITED STATES	CID001375	CFSI
Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	CFSI
Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	CFSI
Gold	PT Tambang Timah	PT Tambang Timah	INDONESIA	CID001477	CFSI
Gold	PX Précinox S.A.	PX Précinox S.A.	SWITZERLAND	CID001498	CFSI
Gold	Rand Refinery (Pty) Ltd.	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512	CFSI
Gold	Smelter not listed	Realized the enterprise co. ltd.	CHINA	CID001515	CFSI
Gold	Rongda	Rongda	CHINA	CID001533	CFSI
Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA	CID001534	CFSI
Gold	Sabin Metal Corp.	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546	CFSI
Gold	Samdok Metal	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	CFSI
Gold	Samhwa non-ferrorus Metal ind.co.ltd	Samhwa non-ferrorus Metal ind.co.ltd	KOREA, REPUBLIC OF	CID001556	CFSI
Gold	Samwon Metals Corp.	Samwon Metals Corp.	KOREA (REPUBLIC OF)	CID001562	CFSI
Gold	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA	CID001569	CFSI
Gold	Schone Edelmetaal B.V.	Schone Edelmetaal B.V.	NETHERLANDS	CID001573	CFSI
Gold	Sempsa JP (Cookson Sempsa)	SEMPSA Joyería Platería SA	SPAIN	CID001585	CFSI
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	CID001605	CFSI
Gold	Shandong Hengbang Smelter Co.,ltd	Shandong Hengbang Smelter Co.,ltd	CHINA	CID001612	CFSI
Gold	Smelter not listed	Shandong penglai gold smelter	CHINA	CID001616	CFSI
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619	CFSI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	CFSI
Gold	Shenzhen fujun material technology co.,ltd	Shenzhen fujun material technology co.,ltd	CHINA	CID001690	CFSI
Gold	Smelter not listed	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA	CID001692	CFSI
Gold	SHENZHEN KURIL METAL COMPANY	SHENZHEN KURIL METAL COMPANY	CHINA	CID001698	CFSI
Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA	CID001707	CFSI
Gold	Shindong-a	Shindong-a	KOREA, REPUBLIC OF	CID001720	CFSI
Gold	Sichuan Tianze Precious Metals Co., Ltd.	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736	CFSI
Gold	Smelter not listed	Sino-Platinum Metals Co.,Ltd	China	CID001745	CFSI

Gold	So Accurate Group, Inc.	So Accurate Group, Inc.	UNITED STATES OF AMERICA	CID001754	CFSI
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	CFSI
Gold	Sojitz	Sojitz	JAPAN	CID001760	CFSI
Gold	Solartech	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761	CFSI
Gold	Stender Electronic Materials Co., Ltd.	Stender Electronic Materials Co., Ltd.	CHINA	CID001786	CFSI
Gold	MEM(Sumitomo Group)	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	CFSI
Gold	Suntain	Suntain	TAIWAN	CID001808	CFSI
Gold	Smelter not listed	Super Dragon Technology Co., Ltd.	TAIWAN	CID001810	CFSI
Gold	Suzhou University Special Chemical Reagent Industry Co.	Suzhou University Special Chemical Reagent Industry Co.	CHINA	CID001824	CFSI
Gold	Smelter not listed	Taicang City Nancang Metal Material Co.,Ltd	China	CID001844	CFSI
Gold	Taipeng	Taipeng	SWITZERLAND	CID001849	CFSI
Gold	TAIZHOU CHANGSANJIAO CO.,LTD	TAIZHOU CHANGSANJIAO CO.,LTD	CHINA	CID001862	CFSI
Gold	Tai’zhou City Yangtze River Delta Electron Ltd.	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA	CID001865	CFSI
Gold	Tanaka Denshi Kogyo K.K	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	Thaisarco	Thaisarco	THAILAND	CID001898	CFSI
Gold	Great Wall Precious Metals Co,. LTD.	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909	CFSI
Gold	THE HUTTI GOLD MINES CO.LTD		INDIA	CID001911	CFSI
Gold	Shandong Gold Mining (Laizhou)	Shandong Gold Mining Co., Ltd.	CHINA	CID001916	CFSI
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916	CFSI
Gold	Tokuriki Honten Co., Ltd.	Tokuriki Honten Co., Ltd.	JAPAN	CID001938	CFSI
Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947	CFSI
Gold	Torecom	Torecom	KOREA (REPUBLIC OF)	CID001955	CFSI
Gold	Umicore Brasil Ltda.	Umicore Brasil Ltda.	BRAZIL	CID001977	CFSI
Gold	Umicore S.A. Business Unit Precious Metals Refining	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980	CFSI
Gold	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993	CFSI
Gold	Valcambi S.A.	Valcambi S.A.	SWITZERLAND	CID002003	CFSI
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA	CID002009	CFSI
Gold	Smelter not listed	WAM Technologies Taiwan Co.,Ltd.	TAIWAN	CID002020	CFSI
Gold	Western Australian Mint trading as The Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	CFSI
Gold	Worldtop	Worldtop	KOREA, REPUBLIC OF	CID002052	CFSI
Gold	Wuzhong Group	Wuzhong Group	CHINA	CID002063	CFSI
Gold	Xiamen Police Station	Xiamen Police Station	CHINA	CID002079	CFSI
Gold	Yamamoto Precision Metals	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100	CFSI
Gold	Yamato Denki Ind. Co., Ltd.	Yamato Denki Ind. Co., Ltd.	JAPAN	CID002102	CFSI
Gold	Yantai the country large Safina high-tech environmental Refinery Co. Ltd.	Yantai the country large Safina high-tech environmental Refinery Co. Ltd.	CHINA	CID002108	CFSI
Gold	Yokohama Metal Co., Ltd.	Yokohama Metal Co., Ltd.	JAPAN	CID002129	CFSI
Gold	Yuh-Cheng Material Corporation	Yuh-Cheng Material Corporation	CHINA	CID002148	CFSI
Gold	Zhaojun Maifu	Zhaojun Maifu	CHINA	CID002201	CFSI
Gold	Zhaoyuan Li Fu Industrial	Zhaoyuan Li Fu Industrial	CHINA	CID002202	CFSI
Gold	ZHAOYUAN LIFUSHIYE Co., Ltd	ZHAOYUAN LIFUSHIYE Co., Ltd	CHINA	CID002203	CFSI
Gold	Smelter not listed	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	CID002205	CFSI
Gold	Smelter not listed	Zhongkuang Gold Industry Co.,LTD	China	CID002214	CFSI
Gold	Smelter not listed	ZHONGSHAN POISON MATERIAL PROPRIETARY CO., LTD	CHINA	CID002221	CFSI
Gold	China Henan Zhongyuan Gold Smelter	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	CFSI
Gold	Zijin Kuang Ye Refinery	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243	CFSI
Gold	Morris and Watson	Morris and Watson	NEW ZEALAND	CID002282	CFSI
Gold	SAFINA A.S.	SAFINA A.S.	CZECH REPUBLIC	CID002290	CFSI
Gold	shandong huangin	shandong huangin	CHINA	CID002291	CFSI
Gold	Guangdong Gaoyao Co	Guangdong Jinding Gold Limited	CHINA	CID002312	CFSI
Gold	Umicore Precious Metals Thailand	Umicore Precious Metals Thailand	THAILAND	CID002314	CFSI
Gold	Metalli Preziosi S.p.A.	Metalli Preziosi S.p.A.	ITALY	CID002326	CFSI
Gold	Faggi Enrico S.p.A.	Faggi Enrico S.p.A.	ITALY	CID002355	CFSI

Gold	H. DRIJFHOUT & ZOON-AMSTERDAM-MELTERS (within octagon)	H. DRIJFHOUT & ZOON-AMSTERDAM-MELTERS (within octagon)	NETHERLANDS	CID002362	CFSI
Gold	LiBaoJia	LiBaoJia	CHINA	CID002380	CFSI
Gold	Shi Fu Metal Industrial	Shi Fu Metal Industrial	JAPAN	CID002447	CFSI
Gold	Geib Refining Corporation	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459	CFSI
Gold	MMTC-PAMP India Pvt., Ltd.	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509	CFSI
Gold	Republic Metals Corporation	Republic Metals Corporation	UNITED STATES OF AMERICA	CID002510	CFSI
Gold	KGHM Polska Miedź Spółka Akcyjna	KGHM Polska Miedź Spółka Akcyjna	POLAND	CID002511	CFSI
Gold	Fidelity Printers and Refiners Ltd.	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515	CFSI
Gold	Singway Technology Co., Ltd.	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516	CFSI
Gold	Henan Yuguang Gold & Lead Co., Ltd.	Henan Yuguang Gold & Lead Co., Ltd.	China	CID002519	CFSI
Gold	Smelter not listed	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527	CFSI
Gold	Smelter not listed	Yantai Zhaojin Lifu	CHINA	CID002559	CFSI
Gold	Al Etihad Gold Refinery DMCC	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560	CFSI
Gold	Emirates Gold DMCC	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561	CFSI
Gold	Kaloti Precious Metals	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563	CFSI
Gold	Sudan Gold Refinery	Sudan Gold Refinery	SUDAN	CID002567	CFSI
Gold	T.C.A S.p.A	T.C.A S.p.A	ITALY	CID002580	CFSI
Gold	PRECIOUS METAL SALES CORP.	PRECIOUS METAL SALES CORP.	UNITED STATES	CID002581	CFSI
Gold	Remondis Argentia B.V.	Remondis Argentia B.V.	NETHERLANDS	CID002582	CFSI
Gold	Tony Goetz NV	Tony Goetz NV	BELGIUM	CID002587	CFSI
Gold	Smelter not listed	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL	CID002601	CFSI
Gold	Korea Zinc Co., Ltd.	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605	CFSI
Gold	Marsam Metals	Marsam Metals	BRAZIL	CID002606	CFSI
Gold	Smelter not listed	Shandong Yanggu Xiangguang Co. Ltd.	CHINA	CID002614	CFSI
Gold	TOO Tau-Ken-Altyn	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615	CFSI
Gold	Engelhard London	Engelhard London	UNITED KINGDOM	CID002691	CFSI
Gold	DRW	DRW	UNITED STATES	CID002695	CFSI
Gold	Abington Reldan Metals, LLC	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708	CFSI
Gold	Smelter not listed	Austin Powder	UNITED STATES	CID002716	CFSI
Gold	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID002725	CFSI
Gold	Huichang Jinshunda Tin Co. Ltd	Huichang Jinshunda Tin Co. Ltd	CHINA	CID002726	CFSI
Gold	Schloetter Co Ltd	Schloetter Co Ltd	UNITED KINGDOM	CID002732	CFSI
Gold	Chernan Technology co., ltd	Chernan Technology co., ltd	TAIWAN	CID002733	CFSI
Gold	CRM	CRM	BRAZIL	CID002734	CFSI
Gold	Smelter not listed	SuZhou ShenChuang recycling Ltd.	CHINA	CID002743	CFSI
Gold	SAAMP	SAAMP	FRANCE	CID002761	CFSI
Gold	L’Orfebre S.A.	L’Orfebre S.A.	Andorra	CID002762	CFSI
Gold	SAXONIA Edelmetalle GmbH	SAXONIA Edelmetalle GmbH	GERMANY	CID002777	CFSI
Gold	WIELAND Edelmetalle GmbH	WIELAND Edelmetalle GmbH	GERMANY	CID002778	CFSI
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779	CFSI
Gold	Metahub Industries Sdn. Bhd.	Metahub Industries Sdn. Bhd.	MALAYSIA	CID002821	CFSI
Gold	AU Traders and Refiners	AU Traders and Refiners	SOUTH AFRICA	CID002850	CFSI
Gold	AURA-II	AURA-II	UNITED STATES OF AMERICA	CID002851	CFSI
Gold	Gujarat Gold Centre	Gujarat Gold Centre	INDIA	CID002852	CFSI
Gold	Sai Refinery	Sai Refinery	INDIA	CID002853	CFSI
Gold	Universal Precious Metals Refining Zambia	Universal Precious Metals Refining Zambia	ZAMBIA	CID002854	CFSI
Gold	Modeltech Sdn Bhd	Modeltech Sdn Bhd	MALAYSIA	CID002857	CFSI
Gold	Bangalore Refinery	Bangalore Refinery	INDIA	CID002863	CFSI
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865	CFSI
Gold	Morris and Watson Gold Coast	Morris and Watson Gold Coast	Australia	CID002866	CFSI
Gold	Degussa Sonne / Mond Goldhandel GmbH	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867	CFSI
Gold	Pease & Curren	Pease & Curren	United States	CID002872	CFSI

Gold	Smelter not listed	Hung Cheong Metal Manufacturing Limited	CHINA	CID002904	CFSI
Gold	Sungeel Hitech Co., Ltd.	Sungeel Hitech Co., Ltd.	Korea, Republic of	CID002918	CFSI
Gold	Smelter not listed	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153	CFSI
Gold	Smelter not listed	Casa da Moeda do Brasil	BRAZIL	LBMA
Gold	Smelter Not Listed	AnHui LangSi Technical co.,ltd	CHINA
Gold	Smelter not listed	Wieland-Werke AG	GERMANY
Gold	Smelter not listed	Metalor Technologies Japan	JAPAN
Gold	Smelter not listed	Metallurgical Combinat
Gold	Smelter not listed	PJ-USA	AMERICAN SAMOA
Gold	Smelter not listed	Heesung Metal Ltd	AUSTRALIA
Gold	Smelter not listed	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold	Smelter not listed	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold	Smelter not listed	china cold international resources corp.ltd	CHINA
Gold	Smelter not listed	China Gold	CHINA
Gold	Smelter not listed	Chinese Government	CHINA
Gold	Smelter not listed	Cookson Sempsa	CHINA
Gold	Smelter not listed	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold	Smelter not listed	Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA
Gold	Smelter not listed	DUOXIN	CHINA
Gold	Smelter not listed	GEJIU ZILI MINING&SMELTING CO. LTD.	CHINA
Gold	Smelter not listed	Gold and Siver Refining Strokes Ltd.	CHINA
Gold	Smelter not listed	Government (Police Dept.)	CHINA
Gold	Smelter not listed	Guang Dong Jin Ding Advanced Materials Co.,Ltd (Guang Dong huajian Trade Co.,Ltd)	CHINA
Gold	Smelter not listed	Haraeus (Zhaoyuan) Precious Metal Materials Co. Ltd	CHINA
Gold	Smelter not listed	Henan Middle Plain Gold Smelt	CHINA
Gold	Smelter not listed	Heraeus (Zhaoyuan) Precious Metal Materials Co., Ltd.	CHINA
Gold	Smelter not listed	Hop Hing electroplating factory Zhejiang	CHINA
Gold	Smelter not listed	Jiangsu Sue large special chemical reagent Co., LTD	CHINA
Gold	Smelter not listed	Jie sheng	CHINA
Gold	Smelter not listed	JinBao Electronic Co.,Ltd.	CHINA
Gold	Smelter not listed	Jinfeng Gold Mine Smelter	CHINA
Gold	Smelter not listed	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold	Smelter not listed	Public Security Bureau	CHINA
Gold	Smelter not listed	Shandon Jin Jinyin Refining Limited	CHINA
Gold	Smelter not listed	Shangdong zhaoyuanzhaojin Company	CHINA
Gold	Smelter not listed	Shen Zhen Thousand Island Ltd.	CHINA
Gold	Smelter not listed	ShenZhen urban pubic bureau of China	CHINA
Gold	Smelter not listed	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Gold	Smelter not listed	Solartech	CHINA
Gold	Smelter not listed	Soochow University’s	CHINA
Gold	Smelter not listed	Tong Ling Jin Dian electrical technology CO. LTD.	CHINA
Gold	Smelter not listed	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Gold	Smelter not listed	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
Gold	Smelter not listed	Yunnan Metallurgical Group Co., Ltd	CHINA
Gold	Smelter not listed	Zhaojin refining	CHINA
Gold	Smelter not listed	Zhejiang Hexing Electroplating Company	CHINA
Gold	Smelter not listed	LINXENS	FRANCE
Gold	Smelter not listed	Orelec	FRANCE
Gold	Smelter not listed	Cheong Hing	HONG KONG
Gold	Smelter not listed	Kee Shing	HONG KONG

Gold	Smelter not listed	Standard Bank	HONG KONG
Gold	Smelter not listed	Uniforce Metal Industrial Corp.	HONG KONG
Gold	Smelter not listed	rui sheng	INDONESIA
Gold	Smelter not listed	Timah Company	INDONESIA
Gold	Smelter not listed	C.Uyemura & CO,.LTD	JAPAN
Gold	Smelter not listed	Morigin Company	JAPAN
Gold	Smelter not listed	Neomax Hitachi	JAPAN
Gold	Smelter not listed	Nippon Micrometal Corporation	JAPAN
Gold	Smelter not listed	Sen Silver	JAPAN
Gold	Smelter not listed	Senyin	JAPAN
Gold	Smelter not listed	SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
Gold	Smelter not listed	Strain DS Force Shop	JAPAN
Gold	Smelter not listed	Sumisho	JAPAN
Gold	Smelter not listed	zhu de li	JAPAN
Gold	Smelter not listed	Sewon Korea	KOREA (REPUBLIC OF)
Gold	Smelter not listed	Yoo Chang Metal Inc.	KOREA (REPUBLIC OF)
Gold	Smelter not listed	EM Vinto	PERU
Gold	Smelter not listed	L’ azurde Company For Jewelry	SAUDI ARABIA
Gold	Smelter not listed	Tanaka	SINGAPORE
Gold	Smelter not listed	Metalor Technologies (Sweden) AB	SWEDEN
Gold	Smelter not listed	CS	SWITZERLAND
Gold	Smelter not listed	Cheng Yang	TAIWAN, PROVINCE OF CHINA
Gold	Smelter not listed	HonHai Precision Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Smelter not listed	Jia Lung Corp	TAIWAN, PROVINCE OF CHINA
Gold	Smelter not listed	PYNMAX	TAIWAN, PROVINCE OF CHINA
Gold	Smelter not listed	London Bullion Market Association	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Gold	Smelter not listed	Nathan Trotter & Co., Inc	UNITED STATES OF AMERICA
Gold	Smelter not listed	Umicore SA	UNITED STATES OF AMERICA
Gold	Smelter not listed	Williams Bufalo	UNITED STATES OF AMERICA
Gold	Smelter not listed	Williams Gold Refining Company	UNITED STATES OF AMERICA
Gold	Smelter not listed	Ningxia Non-ferrous Metal Smeltery	CHINA
Gold	Smelter not listed	AUSTRALIA AND NEWZRALAND BANCKING GROUP	AUSTRALIA
Gold	Smelter not listed	EM Vinto	BOLIVIA
Gold	Smelter Not Listed	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
Gold	HOMESTAKE MINING COMPANY	HOMESTAKE MINING COMPANY	Canada
Gold	Smelter not listed	Eldorado Gold Corporation	CANADA
Gold	Smelter not listed	Tantalum Mining Corp. of Canada Ltd	CANADA
Gold	Smelter not listed	BHP Billiton	chile
Gold	Barrick Gold Corporation	Barrick Gold Corporation	Chile
Gold	Caridad	ADVANCED INTERCONNECTIONS CORPORATION	CHILE
Gold	Smelter Not Listed		CHINA
Gold	Smelter not listed		CHINA
Gold	Smelter not listed	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Smelter not listed	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Smelter not listed	AcademyPreciousMetals(China)Co.,Ltd	CHINA
Gold	Smelter not listed		CHINA
Gold	Smelter not listed	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold	Smelter not listed	China Nonferrous Metal Mining (Group) Co., Ltd.	CHINA
Gold	Smelter Not Listed	China’s nonferrous mining group co., LTD	CHINA
Gold	Smelter Not Listed	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold	Smelter Not Listed	Guangdong grace billion Kate Fine Chemical Co., Ltd.	CHINA

Gold	Smelter Not Listed	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	Smelter Not Listed	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	Smelter Not Listed	Jin Dong Heng	CHINA
Gold	Smelter Not Listed	Johnson Matthey HongKong Ltd.	CHINA
Gold	Smelter not listed	MBO-Doublink Solders Co., LTD	CHINA
Gold	Smelter not listed	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA
Gold	Smelter Not Listed	Shandong Zhaojinlifu	CHINA
Gold	Smelter Not Listed	shang hai gold trader	CHINA
Gold	Smelter Not Listed	Shenzhen Chemicals & light industry co., ltd	CHINA
Gold	Smelter not listed	Taizhou Chang San Jiao Electric Company	CHINA
Gold	Smelter not listed	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold	Smelter not listed	Taizhouchang San Jiao electric Company	CHINA
Gold	Smelter Not Listed	Tanaka Electronics	CHINA
Gold	Smelter Not Listed	Xiamen Tungsten Co Ltd	CHINA
Gold	Smelter not listed	Yantai Guodasafina High-tech Environmental Refinery CO., Ltd.	CHINA
Gold	Smelter Not Listed	Yunnan Tin Company Limited	CHINA
Gold	Smelter Not Listed	Zhao yuan gold smelter of ZhongJin gold corporation	CHINA
Gold	Smelter Not Listed	Zhao Yuan Jin Kuang	CHINA
Gold	Smelter Not Listed	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA
Gold	Smelter not listed	Zhaojin Group&Gold Mineral China Co., Ltd.	CHINA
Gold	Smelter Not Listed	Zhaojin Zhaoyuan	CHINA
Gold	Smelter Not Listed	Zijian Kuang Ye Refinery	CHINA
Gold	Smelter not listed		CHINA
Gold	Smelter not listed		CHINA
Gold	Smelter not listed		CHINA
Gold	Smelter not listed		CHINA
Gold	China Gold International Resources Corp. Ltd	China Gold International Resources Corp. Ltd	China
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA
Gold	KeeShing		CHINA
Gold	Shandong Zhaoyuan Gold Argentine refining company limited	Shandong Zhaoyuan Gold Argentine refining company	CHINA
Gold	Shandong Zhongkuang Group Co,.Ltd.	Shandong Zhongkuang Group Co,.Ltd.	China
Gold	Shanghai Gold Exchange	Shanghai Gold Exchange	CHINA
Gold	Smelter not listed	GuangZHou Jin Ding	CHINA
Gold	Smelter not listed	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Gold	Smelter not listed	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Smelter not listed	Academy Precious Metal Materials (Zhaoyuan) Co., Ltd.	CHINA
Gold	Smelter not listed	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	Smelter not listed	China Gold Deal Investment Co., Ltd.	CHINA
Gold	Smelter Not Listed	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Gold	Smelter not listed	Gaoyao Hetai Gold Mine Co., Ltd.	CHINA
Gold	Smelter Not Listed	ICBC	CHINA
Gold	Smelter not listed	Kangqiang Electronics Co., Ltd	CHINA
Gold	Smelter Not Listed	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	Smelter Not Listed	macderlun	CHINA
Gold	Smelter not listed	Maite Long	CHINA
Gold	Smelter Not Listed	Ningbo Kangqiang	CHINA
Gold	Smelter not listed	Public security bureau of Shenzhen	CHINA
Gold	Smelter not listed	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D CO.,LTD	CHINA
Gold	Smelter Not Listed	Shandong Jun Mai Fu	CHINA
Gold	Smelter not listed	Shangdong Humon Smelting Co., Ltd.	CHINA
Gold	Smelter Not Listed	Sino Gold Mining Ltd.	CHINA

Gold	Smelter not listed	Souzhou XingRui Noble	CHINA
Gold	Smelter not listed	Tai zhou chang san Jiao electron Co.,Ltd.	CHINA
Gold	Smelter not listed	Tiancheng Chemical	CHINA
Gold	Smelter not listed	Wuxi Middle Treasures Materials	CHINA
Gold	Smelter Not Listed	Xiamen Golden Egret Speical Alloy Co., Ltd	CHINA
Gold	Smelter not listed	Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA
Gold	Smelter Not Listed	YUNSIN	CHINA
Gold	Smelter not listed	ZhaoJin Mining Industry Co.,Ltd.	CHINA
Gold	Smelter not listed	zhaojinjinyinyelian	CHINA
Gold	Smelter not listed	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA
Gold	Yunnan Chengfeng Non-Ferrous Metals Co Ltd	Yunnan Chengfeng	CHINA
Gold			CHINA
Gold	Smelter not listed	Kovohut_ P_’bram	CZECH REPUBLIC
Gold	Smelter not listed	ERCEI	FRANCE
Gold	Smelter not listed	MPF	FRANCE
Gold	Smelter not listed	AGoSI	GERMANY
Gold	Smelter not listed	ESG Edelmetall-Service GmbH & Co. KG	GERMANY
Gold	Smelter Not Listed	HMG	GERMANY
Gold	Smelter Not Listed	Umicore Galvanotechnik GmbH	GERMANY
Gold	Smelter not listed	Atotech	GERMANY
Gold	Smelter not listed	Heimerdinger	GERMANY
Gold	Smelter not listed	inovan gmbh	GERMANY
Gold	Smelter not listed	W.C. Heraeus GmbH	GERMANY
Gold	Smelter Not Listed	Scotia Mocatta	HONG KONG
Gold	Smelter Not Listed	The bank of Nova Scotia	HONG KONG
Gold	Dowa Metals & Mining Co. Ltd	Adesto Technologies	HONG KONG
Gold	Smelter Not Listed	Kahanna Traders & Engineers	INDIA
Gold	Smelter not listed	THE HUTTI GOLD MINES CO.LTD	INDIA
Gold	Smelter not listed	B.R.Industries	INDIA
Gold	Smelter not listed	Hutti Gold Mines Co.	INDIA
Gold	Italpreziosi S.p.A.	Italpreziosi S.p.A.	Italy
Gold	Smelter not listed	KYOCERA	JAPAN
Gold	Smelter Not Listed	Natsuda Sangyo Co., Ltd	JAPAN
Gold	Smelter not listed	Tokumoto Honten	JAPAN
Gold	Smelter not listed		JAPAN
Gold	Smelter not listed	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Gold	Smelter not listed	Pan Pacific Copper Co. Ltd., (JX Nippon Mining & Metals Co., Ltd Group)	JAPAN
Gold	Smelter not listed	Harima Smelter	JAPAN
Gold	Smelter not listed	Niihama Nickel Refinery	JAPAN
Gold	Smelter not listed	Japan Pure Chemical	JAPAN
Gold	Smelter not listed	Hisikari Mine	JAPAN
Gold	Smelter not listed	Japanese Mint Osaka	JAPAN
Gold	Smelter not listed	Masuda Sangyo Co., Ltd.	JAPAN
Gold	Smelter not listed	N.E. Chemcat Corporation	JAPAN
Gold	Smelter not listed	Nippon Mining & Metals	JAPAN
Gold	Smelter not listed	Nippon-Aleph Corporation	JAPAN
Gold	Smelter not listed	Uyemura International Corp.	JAPAN
Gold	Smelter not listed	Wantabe Plating	JAPAN
Gold	Smelter Not Listed	Heesung	KAZAKHSTAN
Gold	Smelter not listed	Alpha Metals Korea	KOREA (REPUBLIC OF)
Gold	Smelter Not Listed	Dosung metal	KOREA, REPUBLIC OF
Gold	Smelter not listed	LG-Nikko	KOREA, REPUBLIC OF

Gold	Yoo Chang Metal Inc.		KOREA, REPUBLIC OF
Gold	Caridad	Capax Technologies	MALAYSIA
Gold	Smelter not listed	K.A.Rasmussen as	NORWAY
Gold	Minsur	Minsur	Peru
Gold	Philippine Associated Smelting and Refining Corporation	Philippine Associated Smelting and Refining Corporation	Philippines
Gold	Smelter not listed	JSC “Aurat”	RUSSIAN FEDERATION
Gold	Smelter not listed	Chengfeng Metals Co Pte Ltd	SINGAPORE
Gold	Smelter Not Listed	OGM	SINGAPORE
Gold	Smelter not listed	Rohm & Haas Elec. Mat’ls	SINGAPORE
Gold	Harmony Gold Mining Company Limited	Harmony Gold Mining Company Limited	South Africa
Gold	Harmony Gold Refinery	Harmony Gold Refinery	SOUTH AFRICA
Gold	Smelter Not Listed	UBS AG Bahnhofstr.	SWITZERLAND
Gold	Smelter not listed	Hon Shen Co. Ltd	TAIWAN
Gold	Smelter not listed	Hon Hai Precision Industry Co., LTD	TAIWAN
Gold	Smelter not listed	E-CHEM Enterprise Corp	TAIWAN
Gold	Smelter not yet identified		TAIWAN
Gold	Smelter not listed	CHIN-LEEP ENTERPRISE CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold	Smelter Not Listed	Birmingham Metal	UNITED KINGDOM
Gold	Smelter not listed	Sheffield Smelting Co., Ltd.	UNITED KINGDOM
Gold	Smelter not listed	Rio Tinto Group	UNITED STATES
Gold	Smelter Not Listed	Technic Inc	UNITED STATES
Gold	Smelter not listed	United Refining Company	UNITED STATES
Gold	Smelter not listed	UYEMURA	UNITED STATES
Gold	Caridad	AirBorn, Inc	UNITED STATES
Gold	Codelco	ADVANCED INTERCONNECTIONS CORPORATION	UNITED STATES
Gold	Gannon & Scott	Gannon & Scott	United States
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals	UNITED STATES
Gold	Smelter not listed	Ferro Corporation	UNITED STATES
Gold	Smelter not listed	ASARCO Incorporated	UNITED STATES
Gold	Smelter not listed	Electro Metals	UNITED STATES
Gold	Smelter not listed	Enthone OMI	UNITED STATES
Gold	Smelter not listed	Hawkins Inc.	UNITED STATES
Gold	Smelter not listed	Mead Metals	UNITED STATES
Gold	Smelter Not Listed	Williams/ Williams Brewster	UNITED STATES
Gold	Smelter not listed	G&S Metals	UNITED STATES OF AMERICA
Gold	Smelter not yet identified	Chinacold Internatinal Resources Corp., Ltd.
Gold	Smelter not yet identified	Taizhou diang san Jiao electron Co., Ltd.
Gold	Suzhou Xingrui Noble	Suzhou Xingrui Noble	CHINA	1CHN079
Gold	Cookson	Cookson SEMPSA (Cookson Group)	SPAIN	1ESP052
Gold	Central Bank of the DPR of Korea	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF	1KOR012
Gold	PT Timah	PT Timah	INDONESIA	2IDN042
Gold	King-Tan Tantalum Industry Ltd	King-Tan Tantalum Industry Ltd	CHINA	3CHN026
Tantalum	The Refinery of Shandong Gold Mining Co. Ltd	The Refinery of Shandong Gold Mining Co. Ltd	CHINA	1CHN053
Tantalum	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	4CHN009
Tantalum	Smelter not listed	ANHUI HERRMAN IMPEX CO.	China	CID000059	CFSI
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	CFSI
Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291	CFSI
Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	Duoluoshan	CHINA	CID000410	CFSI
Tantalum	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA	CID000456	CFSI
Tantalum	F & X	F&X Electro-Materials Ltd.	CHINA	CID000460	CFSI
Tantalum	Cabot Corporation	Global Advanced Metals	UNITED STATES	CID000564	CFSI
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616	CFSI
Tantalum	H.C. Starck Group	H.C. Starck Group	GERMANY	CID000654	CFSI
Tantalum	Hi-Temp	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA	CID000731	CFSI

Tantalum	Smelter not listed	Hunan Chenzhou Mining Co., Ltd.	China	CID000768	CFSI
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	CFSI
Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	CFSI
Tantalum	Niotan	Kemet Blue Powder	UNITED STATES	CID000963	CFSI
Tantalum	King-Tan Tantalum Industry Ltd.	King-Tan Tantalum Industry Ltd.	CHINA	CID000973	CFSI
Tantalum	LSM Brasil S.A.	LSM Brasil S.A.	BRAZIL	CID001076	CFSI
Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163	CFSI
Tantalum	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001175	CFSI
Tantalum	Mitsui Mining & Smelting	Mitsui Mining & Smelting	JAPAN	CID001192	CFSI
Tantalum	Molycorp Silmet A.S.	Molycorp Silmet A.S.	ESTONIA	CID001200	CFSI
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	CFSI
Tantalum	Smelter Not Listed	Plansee	AUSTRIA	CID001368	CFSI
Tantalum	QuantumClean	QuantumClean	UNITED STATES OF AMERICA	CID001508	CFSI
Tantalum	RFH	RFH Tantalum Smeltry Co., Ltd	CHINA	CID001522	CFSI
Tantalum	Royal Canadian Mint	Royal Canadian Mint	CANADA	CID001534	CFSI
Tantalum	Sabin Metal Corp.	Sabin Metal Corp.	UNITED STATES	CID001546	CFSI
Tantalum	SAMWON METALS Corp.	SAMWON METALS Corp.	KOREA, REPUBLIC OF	CID001562	CFSI
Tantalum	Schone Edelmetaal	Schone Edelmetaal	NETHERLANDS	CID001573	CFSI
Tantalum	SEMPSA Joyería Platería SA	SEMPSA Joyería Platería SA	SPAIN	CID001585	CFSI
Tantalum	Shanghai Jiangxi Metals Co. Ltd	Shanghai Jiangxi Metals Co. Ltd	CHINA	CID001634	CFSI
Tantalum	So Accurate Group, Inc.	So Accurate Group, Inc.	UNITED STATES	CID001754	CFSI
Tantalum	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	CFSI
Tantalum	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN	CID001761	CFSI
Tantalum	Solikamsk	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769	CFSI
Tantalum	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	CFSI
Tantalum	Taki Chemicals	Taki Chemicals	JAPAN	CID001869	CFSI
Tantalum	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Tantalum	Tantalite Resources	Tantalite Resources	SOUTH AFRICA	CID001879	CFSI
Tantalum	Tejing (Vietnam) Tungsten Co Ltd	Tejing (Vietnam) Tungsten Co Ltd	VIET NAM	CID001889	CFSI
Tantalum	Telex Metals	Telex Metals	UNITED STATES OF AMERICA	CID001891	CFSI
Tantalum	The Great Wall Gold and Silver Refinery of China	The Great Wall Gold and Silver Refinery of China	CHINA	CID001909	CFSI
Tantalum	Tokuriki Honten Co., Ltd	Tokuriki Honten Co., Ltd	JAPAN	CID001938	CFSI
Tantalum	Tongling nonferrous Metals Group Co.,Ltd	Tongling nonferrous Metals Group Co.,Ltd	CHINA	CID001947	CFSI
Tantalum	ULBA	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969	CFSI
Tantalum	Wolfram Company CJSC	Wolfram Company CJSC	RUSSIAN FEDERATION	CID002047	CFSI
Tantalum	Zhuzhou Cemented Carbide Group	Zhuzhou Cemented Carbide	CHINA	CID002232	CFSI
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307	CFSI
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	CFSI
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	CID002501	CFSI
Tantalum	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504	CFSI
Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	CHINA	CID002505	CFSI
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506	CFSI
Tantalum	Phoenix Metal Ltd	Phoenix Metal Ltd	RWANDA	CID002507	CFSI
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508	CFSI
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512	CFSI
Tantalum	KEMET Blue Metals	KEMET Blue Metals	MEXICO	CID002539	CFSI
Tantalum	Plansee SE Liezen	Plansee SE Liezen	AUSTRIA	CID002540	CFSI
Tantalum	H.C. Starck Co., Ltd.	H.C. Starck Co., Ltd.	THAILAND	CID002544	CFSI
Tantalum	H.C. Starck GmbH Goslar	H.C. Starck GmbH Goslar	GERMANY	CID002545	CFSI
Tantalum	H.C. Starck GmbH Laufenburg	H.C. Starck GmbH Laufenburg	GERMANY	CID002546	CFSI
Tantalum	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547	CFSI
Tantalum	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA	CID002548	CFSI
Tantalum	H.C. Starck Ltd.	H.C. Starck Ltd.	JAPAN	CID002549	CFSI
Tantalum	H.C. Starck Smelting GmbH & Co. KG	H.C. Starck Smelting GmbH & Co. KG	GERMANY	CID002550	CFSI

Tantalum	Plansee SE Reutte	Plansee SE Reutte	AUSTRIA	CID002556	CFSI
Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557	CFSI
Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN	CID002558	CFSI
Tantalum	KEMET Blue Powder	KEMET Blue Powder	UNITED STATES OF AMERICA	CID002568	CFSI
Tantalum	Tranzact, Inc.	Tranzact, Inc.	UNITED STATES OF AMERICA	CID002571	CFSI
Tantalum	E.S.R. Electronics	E.S.R. Electronics	UNITED STATES OF AMERICA	CID002590	CFSI
Tantalum	Smelter not listed	AMG (Advanced Metallurgical Group)	Brazil	CID002621	CFSI
Tantalum	Rand Refinery (Pty) Ltd	Rand Refinery (Pty) Ltd	SOUTH AFRICA	CID002679	CFSI
Tantalum	Avon Specialty Metals Ltd	Avon Specialty Metals Ltd	UNITED KINGDOM	CID002705	CFSI
Tantalum	Resind Indústria e Comércio Ltda.	Resind Indústria e Comércio Ltda.	BRAZIL	CID002707	CFSI
Tantalum	Jiangxi Tuohong New Raw Material	Jiangxi Tuohong New Raw Material	CHINA	CID002842	CFSI
Tantalum	Power Resources Ltd.	Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)	CID002847	CFSI
Tantalum	Smelter not listed	Ningxia Non-ferrous Metal Smeltery	CHINA	CID002905	CFSI
Tantalum	Smelter not listed	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tantalum	Smelter not listed	Furuuchi chemical K.K.	JAPAN
Tantalum	Smelter not listed	Praxair	UNITED STATES OF AMERICA
Tantalum	Solikamsk Metal Works	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	GAM	GAM	Australia
Tantalum	Smelter not listed	WBH AG	AUSTRIA
Tantalum	Smelter not listed	Bohler Schmiedetechn	AUSTRIA
Tantalum	Treibacher Industrie AG	Treibacher Industrie AG	Austria
Tantalum	Smelter not listed	CIF	BRAZIL
Tantalum	Smelter not listed	ALMT	CHINA
Tantalum	Smelter not listed	Fujian Nanping	CHINA
Tantalum	Smelter Not Listed	Jiangxi Yichun	CHINA
Tantalum	Smelter Not Listed	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	Smelter Not Listed	Xiamen Tungsten Co Ltd	CHINA
Tantalum	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Tantalum	Smelter not listed	China National Nonferrous	CHINA
Tantalum	Smelter not listed	ganzhou grand sea w & mo group co ltd	CHINA
Tantalum	Smelter not listed	Guixi Smelting Plant	CHINA
Tantalum	Smelter not listed	Yao Gang Xian Mining	CHINA
Tantalum	Smelter not listed	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Smelter not listed	Sandvik Hard Mat.	FRANCE
Tantalum	Smelter not listed	Technologica	GERMANY
Tantalum	Smelter not listed	EVOCHEM GmbH	GERMANY		supplier declaration
Tantalum	Smelter not listed	Heraeus Hanau	GERMANY
Tantalum	Smelter not listed	KME Germany GmbH & Co. KG	GERMANY
Tantalum	Smelter not listed	Metal Do	JAPAN
Tantalum	Smelter not listed	Nippon Mining & Metals Co.,Ltd.	JAPAN
Tantalum	Smelter not listed	Uniontool Co.LTD	JAPAN
Tantalum	Smelter not listed	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum	Smelter not listed	ULVAC	JAPAN
Tantalum	ULVAC TOHOKU,Inc.		JAPAN
Tantalum	Smelter not listed	Posco	KOREA, REPUBLIC OF
Tantalum	Smelter not listed	NTET, Thailand	THAILAND
Tantalum	Smelter Not Listed	A&M Minerals Limited	UNITED KINGDOM
Tantalum	Smelter not listed	ABS Industrial Resources Ltd	UNITED KINGDOM
Tantalum	Smelter not listed	HC Starck	UNITED STATES
Tantalum	Smelter not listed	Advanced Metallurgical Group N.V. (AMG)	UNITED STATES
Tantalum	Smelter not listed	Designed Alloys	UNITED STATES
Tantalum	Smelter Not Listed	Huntington Alloys Corp	UNITED STATES

Tantalum	Smelter not listed	Jade-Sterling	UNITED STATES
Tantalum	Smelter not listed	PM Kalco Inc	UNITED STATES
Tantalum	Smelter Not Listed	Talley Metals	UNITED STATES
Tantalum	Smelter not listed	AGL	UNITED STATES
Tantalum	Smelter not listed	Alpha Metals	UNITED STATES
Tantalum	Smelter not listed	Designed Alloy Produ	UNITED STATES
Tantalum	Smelter not listed	GTP Corporation	UNITED STATES
Tantalum	Smelter not listed	Kennametal inc	UNITED STATES
Tantalum	Smelter not listed	Cabot Corporation	UNITED STATES OF AMERICA
Tin	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	1CHN053
Tin	Heraeus Ltd Hong Kong	Heraeus Ltd Hong Kong	CHINA	1HKG019
Tin	Complejo Metalurico Vinto S.A.	Complejo Metalurgico Vinto S.A.	BOLIVIA	2BOL010
Tin	Gold Bell Group	Gold Bell Group	CHINA	2CHN013
Tin	Minmetal	Mimmetal	CHINA	2CHN051
Tin	Smelter Not Listed	Kai Union Industry and Trade Co., Ltd.	CHINA	2CHN053
Tin	Banka Tin	PT Tambang Timah	INDONESIA	2IDN049
Tin	PT Panca Mega		INDONESIA	2IDN060
Tin	Smelter Not Listed	Persang Alloy Industries	INDIA	353, GIDC Estate	CFSI
Tin	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China National Non-Ferrous & Jiangxi corporation limited	CHINA	4CHN009
Tin	Xiamen Tungsten Co Ltd	Xiamen tungsten co. ltd	CHINA	4CHN014
Tin	Global Tungsten & Powders Corp	Global Tungsten & Powders Corp	UNITED STATES	4USA007
Tin	bao yu hua	bao yu hua	CHINA	CID000135	CFSI
Tin	Smelter not listed	Bauer Walser AG	GERMANY	CID000141	CFSI
Tin	Brinkmann Chemie AG		GERMANY	CID000169	CFSI
Tin	Caridad		MEXICO	CID000181	CFSI
Tin	Smelter not listed	CFC Cooperativa dos Fundidores de Cassiterita de Amazonia Ltda	BRAZIL	CID000196	CFSI
Tin	Chengli Hanxi Co.Ltd	Chengli Hanxi Co.Ltd	CHINA	CID000225	CFSI
Tin	Chenzhou Yun Xiang mining limited liability company	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228	CFSI
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244	CFSI
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CNMC (Guangxi) PGMA Co. Ltd.	CHINA	CID000278	CFSI
Tin	Alpha Metals	Alpha	UNITED STATES OF AMERICA	CID000292	CFSI
Tin	Cooper Santa	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295	CFSI
Tin	CV Duta Putra Bangka	CV Duta Putra Bangka	INDONESIA	CID000304	CFSI
Tin	CV Gita Pesona	CV Gita Pesona	INDONESIA	CID000306	CFSI
Tin	PT Justindo	PT Justindo	INDONESIA	CID000307	CFSI
Tin	CV Makmur Jaya	CV Makmur Jaya	INDONESIA	CID000308	CFSI
Tin	PT Aries Kencana Sejahtera	PT Aries Kencana Sejahtera	INDONESIA	CID000309	CFSI
Tin	CV Serumpun Sebalai	CV Serumpun Sebalai	INDONESIA	CID000313	CFSI
Tin	CV United Smelting	CV United Smelting	INDONESIA	CID000315	CFSI
Tin		Diehl Metall	GERMANY	CID000355	CFSI
Tin	YUCHENG	YUCHENG	CHINA	CID000357	CFSI
Tin	Dongguan City up another metal copper processing plant	Dongguan City up another metal copper processing plant	CHINA	CID000375	CFSI
Tin	dongrong	dongrong	CHINA	CID000396	CFSI
Tin	Dowa	Dowa	JAPAN	CID000402	CFSI
Tin	Edzell Corp	Edzell Corp	URUGUAY	CID000428	CFSI
Tin	EM Vinto	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438	CFSI
Tin	Estanho de Rondônia S.A.	Estanho de Rondônia S.A.	BRAZIL	CID000448	CFSI
Tin	Feinhütte Halsbrücke GmbH	Feinhütte Halsbrücke GmbH	GERMANY	CID000466	CFSI
Tin	Fenix Metals	Fenix Metals	POLAND	CID000468	CFSI
Tin	Smelter not listed	Fuji Metal Mining Corp.	JAPAN	CID000498	CFSI
Tin	Smelter not listed	Fuji Metal Mining Corp.	TAIWAN	CID000498	CFSI
Tin	Smelter not listed	Fuji Metal Mining Corp.	THAILAND	CID000498	CFSI

Tin	Furukawa Electric	Furukawa Electric	JAPAN	CID000508	CFSI
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538	CFSI
Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA	CID000545	CFSI
Tin	Smelter not listed	Gejiu Yunxi Group Corp.	CHINA	CID000553	CFSI
Tin	Gejiu Zi-Li	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555	CFSI
Tin	Smelter not Listed	Guang Xi Hua Xi Corp	CHINA	CID000596	CFSI
Tin	Guang zhou hong wuxi products limited	Guang zhou hong wuxi products limited	CHINA	CID000598	CFSI
Tin	Guangxi Huaxi Group Co.,Ltd	Guangxi Huaxi Group Co.,Ltd	CHINA	CID000623	CFSI
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	CHINA	CID000628	CFSI
Tin	Guangzhou Non-Ferrous Metals Research Institute	Guangzhou Non-Ferrous Metals Research Institute	CHINA	CID000634	CFSI
Tin	GUANGZHOU TIANSHUO ELECTRONI TECHNOLOGY.CO.LTD	GUANGZHOU TIANSHUO ELECTRONI TECHNOLOGY.CO.LTD	CHINA	CID000639	CFSI
Tin	Guixi Smelter	Guixi Smelter	CHINA	CID000647	CFSI
Tin	HANDOK		KOREA, REPUBLIC OF	CID000667	CFSI
Tin	Smelter not listed	HARADA METAL INDUSTRY CO. LTD	JAPAN	CID000678	CFSI
Tin	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals	GERMANY	CID000711	CFSI
Tin	WC Heraeus Hanau	WC Heraeus Hanau	GERMANY	CID000712	CFSI
Tin	Huayou	Huayou	TAIWAN	CID000757	CFSI
Tin	Huichang Jinshunda Tin Co., Ltd.	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760	CFSI
Tin	Huiliang	Huiliang	CHINA	CID000763	CFSI
Tin	Smelter not listed	Hunan Xianghualing tin	China	CID000775	CFSI
Tin	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	MONGOLIA	CID000801	CFSI
Tin	ISHIKAWA METAL CO.,LTD.	ISHIKAWA METAL CO.,LTD.	JAPAN	CID000812	CFSI
Tin	JIA WANG Technology solder product	JIA WANG Technology solder product	CHINA	CID000840	CFSI
Tin	Jiangxi Copper Company Limited	Jiangxi Copper Company Limited	CHINA	CID000856	CFSI
Tin	Jiangxi Jinshunda Tin Co. Ltd.	Jiangxi Jinshunda Tin Co. Ltd.	CHINA	CID000861	CFSI
Tin	Jiangxi Nanshan	NANSHAN TINNING	CHINA	CID000864	CFSI
Tin	JinDa Metal Co., Ltd.	JinDa Metal Co., Ltd.	CHINA	CID000899	CFSI
Tin	Smelter not listed	JU TAI INDUSTRIAL CO.,LTD.	China	CID000934	CFSI
Tin	Gejiu Kai Meng Industry and Trade LLC	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	CFSI
Tin	Kemet Blue Powder		UNITED STATES	CID000965	CFSI
Tin	Kovohute Pribram Nastupnicka, A.S.	Kovohute Pribram Nastupnicka, A.S.	CZECH REPUBLIC	CID000992	CFSI
Tin	KU PING ENTERPRISE CO., LTD.	KU PING ENTERPRISE CO., LTD.	TAIWAN	CID000996	CFSI
Tin	Kunshan Shing Lee Solder manufactureing co.Ltd	Kunshan Shing Lee Solder manufactureing co.Ltd	CHINA	CID001013	CFSI
Tin	Kunshan Xin Ding metal material Limited company	Kunshan Xin Ding metal material Limited company	CHINA	CID001016	CFSI
Tin	Kunshan xiubo	Kunshan xiubo	CHINA	CID001018	CFSI
Tin	Smelter not listed	Kupol	RUSSIAN FEDERATION	CID001020	CFSI
Tin	Linetech	Linetech	KOREA, REPUBLIC OF	CID001054	CFSI
Tin	Linwu Xianggui Smelter Co	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063	CFSI
Tin	China Tin (Hechi)	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	Smelter not listed	Lung Fu Surface Technology Co., Ltd. Suzhou	CHINA	CID001083	CFSI
Tin	Maanshan Dongshen electronic material factory	Maanshan Dongshen electronic material factory	CHINA	CID001102	CFSI
Tin	Malaysia Aluminium & Alloy Sdn.Bhd		MALAYSIA	CID001104	CFSI
Tin	MSC	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	CFSI
Tin	Smelter not listed	Materials Eco-Refining CO.LTD	JAPAN	CID001112	CFSI
Tin	Metahub Industries Sdn. Bhd.	Metahub Industries Sdn. Bhd.	MALAYSIA	CID001136	CFSI
Tin	Metallic Resources, Inc.	Metallic Resources, Inc.	UNITED STATES	CID001142	CFSI
Tin	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES	CID001158	CFSI
Tin	Smelter not listed	Minchali Metal Industry Co., Ltd.	TAIWAN	CID001172	CFSI
Tin	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001173	CFSI
Tin	Smelter not listed	Ming Li Jia smelt Metal Factory	CHINA	CID001177	CFSI
Tin	China Minmetals	Minmetals Ganzhou Tin Co. Ltd.	CHINA	CID001179	CFSI
Tin	Minsur	Minsur	PERU	CID001182	CFSI
Tin	Amalgamated Metal Corp PLC	Amalgamated Metals Corporation, Ketabang	UNITED KINGDOM	CID001182	CFSI

Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001191	CFSI
Tin	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001194	CFSI
Tin	Jia Tian	Jia Tian	CHINA	CID001217	CFSI
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231	CFSI
Tin	FSE Novosibirsk Refinery	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	CID001305	CFSI
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314	CFSI
Tin	Old City Metals Processing Co., Ltd.	Old City Metals Processing Co., Ltd.	CHINA	CID001332	CFSI
Tin	OMSA	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337	CFSI
Tin	PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD	PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD	CHINA	CID001385	CFSI
Tin	PT Alam Lestari Kencana	PT Alam Lestari Kencana	INDONESIA	CID001393	CFSI
Tin	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	CFSI
Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA	CID001399	CFSI
Tin	PT Babel Inti Perkasa	PT Babel Inti Perkasa	INDONESIA	CID001402	CFSI
Tin	PT Babel Surya Alam Lestari	PT Babel Surya Alam Lestari	INDONESIA	CID001406	CFSI
Tin	PT Bangka Kudai Tin	PT Bangka Kudai Tin	INDONESIA	CID001409	CFSI
Tin	Ketabang	PT Bangka Putra Karya	INDONESIA	CID001412	CFSI
Tin	PT Bangka Timah Utama Sejahtera	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416	CFSI
Tin	PT Bangka Tin Industry	PT Bangka Tin Industry	INDONESIA	CID001419	CFSI
Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	INDONESIA	CID001421	CFSI
Tin	BML	PT BilliTin Makmur Lestari	INDONESIA	CID001424	CFSI
Tin	PT Bukit Timah	PT Bukit Timah	INDONESIA	CID001428	CFSI
Tin	PT DS Jaya Abadi	PT DS Jaya Abadi	INDONESIA	CID001434	CFSI
Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA	CID001438	CFSI
Tin	PT Fang Di MulTindo	PT Fang Di MulTindo	INDONESIA	CID001442	CFSI
Tin	PT HP Metals Indonesia	PT HP Metals Indonesia	INDONESIA	CID001445	CFSI
Tin	PT Karimun Mining	PT Karimun Mining	INDONESIA	CID001448	CFSI
Tin	PT Koba Tin	PT Koba Tin	INDONESIA	CID001449	CFSI
Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA	CID001453	CFSI
Tin	PT NATARI	PT NATARI	INDONESIA	CID001456	CFSI
Tin	PT Panca Mega Persada	PT Panca Mega Persada	INDONESIA	CID001457	CFSI
Tin	PT Prima Timah Utama	PT Prima Timah Utama	INDONESIA	CID001458	CFSI
Tin	PT Refined Bangka Tin	PT Refined Bangka Tin	INDONESIA	CID001460	CFSI
Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA	CID001463	CFSI
Tin	PT Seirama Tin Investment	PT Seirama Tin Investment	INDONESIA	CID001466	CFSI
Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA	CID001468	CFSI
Tin	PT Sumber Jaya Indah	PT Sumber Jaya Indah	INDONESIA	CID001471	CFSI
Tin	PT Supra Sukses Trinusa	PT Supra Sukses Trinusa	INDONESIA	CID001476	CFSI
Tin	PT Tambang Timah	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477	CFSI
Tin	PT Timah (Persero) Tbk Mentok	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482	CFSI
Tin	PT Pelat Timah Nusantara Tbk	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486	CFSI
Tin	PT Tinindo Inter Nusa	PT Tinindo Inter Nusa	INDONESIA	CID001490	CFSI
Tin	PT Tommy Utama	PT Tommy Utama	INDONESIA	CID001493	CFSI
Tin	PT Yinchendo Mining Industry	PT Yinchendo Mining Industry	INDONESIA	CID001494	CFSI
Tin	REDSUN METAL IND. CO.,LTD.(Smelter Not Listed)	REDSUN METAL IND. CO.,LTD.(Smelter Not Listed)	TAIWAN	CID001519	CFSI
Tin	Rui Da Hung	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539	CFSI
Tin	Sabin Metal Corp.	Sabin Metal Corp.	UNITED STATES	CID001546	CFSI
Tin	Semco,	Semco,	KOREA, REPUBLIC OF	CID001584	CFSI
Tin	Senju	Senju	JAPAN	CID001593	CFSI
Tin	Smelter not listed	Settu Chemical Industry	JAPAN	CID001597	CFSI
Tin	Smelter not listed	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	CID001606	CFSI
Tin	Shantou xi kuang	Shantou xi kuang	CHINA	CID001653	CFSI
Tin	Smelter not listed	Shapiro	UNITED STATES OF AMERICA	CID001659	CFSI
Tin	Smelter not listed	shen zhen qi xiang da hua gong gong si	CHINA	CID001665	CFSI
Tin	Shen Zhen Anchen solder products co.,Ltd.	Shen Zhen Anchen solder products co.,Ltd.	CHINA	CID001675	CFSI

Tin	Sichuan Guanghan Jiangnan casting smelters	Sichuan Guanghan Jiangnan casting smelters	CHINA	CID001731	CFSI
Tin	Soft Metais Ltda.	Soft Metais Ltda.	BRAZIL	CID001758	CFSI
Tin	Solnet Metal Industry Co., Ltd.?	Solnet Metal Industry Co., Ltd.?	MALAYSIA	CID001772	CFSI
Tin	SPTE	SPTE	CHINA	CID001780	CFSI
Tin	SUN SURFACE TECHNOLOGY CO.,LTD	SUN SURFACE TECHNOLOGY CO.,LTD	CHINA	CID001804	CFSI
Tin	Sundwiger Messingwerk GmbH & Co.KG	Sundwiger Messingwerk GmbH & Co.KG	GERMANY	CID001806	CFSI
Tin	SUZHOU NUONENGDA CHEMICAL CO.,LTD	SUZHOU NUONENGDA CHEMICAL CO.,LTD	CHINA	CID001822	CFSI
Tin	Suzhou Xingrui Noble	Suzhou Xingrui Noble	CHINA	CID001827	CFSI
Tin	Tae Seung	Tae Seung	CHINA	CID001835	CFSI
Tin	Smelter not listed	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA	CID001845	CFSI
Tin	Taicang City Nancang Metal Meterial Co.,Ltd	Nancang Metal Material Co.,Ltd	CHINA	CID001847	CFSI
Tin	Taiwan Huanliang	Taiwan Huanliang	INDONESIA	CID001852	CFSI
Tin	Smelter not listed	Taiwan qinggao qiye you xian gong si	CHINA	CID001854	CFSI
Tin	Technic	Technic	UNITED STATES	CID001888	CFSI
Tin	Thailand Smelting & Refining Co Ltd	Thaisarco	THAILAND	CID001898	CFSI
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908	CFSI
Tin	Three green surface technology limited company	Three green surface technology limited company	CHINA	CID001920	CFSI
Tin	TIANSHUI LONG BO TECHNOLOGY CO., LTD	TIANSHUI LONG BO TECHNOLOGY CO., LTD	CHINA	CID001929	CFSI
Tin	Smelter not listed	TIN PLATING GEJIU	China	CID001932	CFSI
Tin	Tochij	Tochij	JAPAN	CID001935	CFSI
Tin	Smelter not listed	Tong Ding Metal Materials Co., Ltd.	CHINA	CID001946	CFSI
Tin	TOP-TEAM TECHNOLOGY (SHEN ZHEN) LIMITED	TOP-TEAM TECHNOLOGY (SHEN ZHEN) LIMITED	CHINA	CID001954	CFSI
Tin	UNI BROS METAL PTE.LTD		SINGAPORE	CID001984	CFSI
Tin	Smelter not listed	Untracore Co., Ltd.	THAILAND	CID001998	CFSI
Tin	VQB Mineral and Trading Group JSC	VQB Mineral and Trading Group JSC	VIET NAM	CID002015	CFSI
Tin	Wang Yu Manufacturing Co. Ltd.	Wang Yu Manufacturing Co. Ltd.	TAIWAN	CID002024	CFSI
Tin	Smelter not listed	WELLEY	TAIWAN	CID002027	CFSI
Tin	White Solder Metalurgica	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036	CFSI
Tin	Smelter not listed	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA	CID002054	CFSI
Tin	Smelter not listed	WUJIANG CITY LUXE TIN FACTORY	CHINA	CID002057	CFSI
Tin	Smelter not listed	Wuxi Lantronic Electronic Co Ltd	CHINA	CID002059	CFSI
Tin	Xia Yi Metal Industries (shares) Ltd.	Xia Yi Metal Industries (shares) Ltd.	TAIWAN	CID002066	CFSI
Tin	Smelter not listed	Xianghualing Tin Minerals	China	CID002088	CFSI
Tin	Smelter not listed	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA	CID002090	CFSI
Tin	XURI	XURI	CHINA	CID002099	CFSI
Tin	YH	YH	CHINA	CID002115	CFSI
Tin	Yifeng Tin Industry (Chenzhou) Co., Ltd	Yifeng Tin Industry (Chenzhou) Co., Ltd	CHINA	CID002121	CFSI
Tin	Yiquan Manufacturing	Yiquan Manufacturing	CHINA	CID002123	CFSI
Tin	Yunnan Chengfeng	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	CFSI
Tin	Smelter not listed	Yunnan Chengo Electric Smelting Plant	CHINA	CID002162	CFSI
Tin	Yunnan Industrial Co., Ltd.	Yunnan Industrial Co., Ltd.	CHINA	CID002173	CFSI
Tin	Yuntinic Resources	Yunnan Tin Company Limited	CHINA	CID002180	CFSI
Tin	Smelter not listed	Yunnan Xi YE	China	CID002186	CFSI
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.(Smelter Not Listed)	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.(Smelter Not Listed)	CHINA	CID002197	CFSI
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTING FACTORY (Smelter Not Listed)	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTING FACTORY (Smelter Not Listed)	CHINA	CID002206	CFSI
Tin	Smelter not listed	Zhuhai Quanjia	China	CID002230	CFSI
Tin	Dr. soldering tin products Co., Ltd.	Dr. soldering tin products Co., Ltd.	CHINA	CID002270	CFSI
Tin	GuangDong Jiatian Stannum Products Co., Ltd	GuangDong Jiatian Stannum Products Co., Ltd	CHINA	CID002271	CFSI
Tin	PT HANJAYA PERKASA METALS	PT HANJAYA PERKASA METALS	INDONESIA	CID002287	CFSI
Tin	Excellent anti-copper materials (Suzhou) Co. , Ltd.	Excellent anti-copper materials (Suzhou) Co. , Ltd.	CHINA	CID002354	CFSI
Tin	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.(Smelter Not Listed)	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.(Smelter Not Listed)	CHINA	CID002377	CFSI

Tin	Misue Tin Smelter and Refinery	Misue Tin Smelter and Refinery	PERU	CID002385	CFSI
Tin	NINGBO CITY CHANGZHEN COPPER CO.,LTD	NINGBO CITY CHANGZHEN COPPER CO.,LTD	CHINA	CID002388	CFSI
Tin	Spectro Alloys	Spectro Alloys	UNITED STATES	CID002411	CFSI
Tin	Smelter not listed	Leybold Co., Ltd.	JAPAN	CID002439	CFSI
Tin	Japanese precision and chain	Japanese precision and chain	JAPAN	CID002444	CFSI
Tin	Ishihara Pharmaceutical products	Ishihara Pharmaceutical products	JAPAN	CID002446	CFSI
Tin	CV Venus Inti Perkasa	CV Venus Inti Perkasa	INDONESIA	CID002455	CFSI
Tin	Magnu’s Minerais Metais e Ligas Ltda.	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL	CID002468	CFSI
Tin	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.	CHINA	CID002469	CFSI
Tin	PT Donna Kembara Jaya	PT Donna Kembara Jaya	INDONESIA	CID002473	CFSI
Tin	PT Rajwa International	PT Rajwa International	INDONESIA	CID002475	CFSI
Tin	PT Singkep Times Utama	PT Singkep Times Utama	INDONESIA	CID002476	CFSI
Tin	PT Tirus Putra Mandiri	PT Tirus Putra Mandiri	INDONESIA	CID002478	CFSI
Tin	PT Wahana Perkit Jaya	PT Wahana Perkit Jaya	INDONESIA	CID002479	CFSI
Tin	Melt Metais e Ligas S.A.	Melt Metais e Ligas S.A.	BRAZIL	CID002500	CFSI
Tin	PT ATD Makmur Mandiri Jaya	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	CFSI
Tin	Phoenix Metal Ltd.	Phoenix Metal Ltd.	RWANDA	CID002507	CFSI
Tin	O.M. Manufacturing Philippines, Inc.	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	CFSI
Tin	PT Inti Stania Prima	PT Inti Stania Prima	INDONESIA	CID002530	CFSI
Tin	CV Ayi Jaya	CV Ayi Jaya	INDONESIA	CID002570	CFSI
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572	CFSI
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573	CFSI
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574	CFSI
Tin	CV Dua Sekawan	CV Dua Sekawan	INDONESIA	CID002592	CFSI
Tin	CV Tiga Sekawan	CV Tiga Sekawan	INDONESIA	CID002593	CFSI
Tin	Smelter not listed	Hongqiao Metals (Kunshan) Co., Ltd.	China	CID002635	CFSI
Tin	Cendres & Métaux SA	Cendres & Métaux SA	SWITZERLAND	CID002673	CFSI
Tin	PT Cipta Persada Mulia	PT Cipta Persada Mulia	INDONESIA	CID002696	CFSI
Tin	Smelter not listed	Tianjin Huamei Wafangdian Bearing Sales Co., Ltd.	CHINA	CID002699	CFSI
Tin	Morigin Company	Morigin Company	JAPAN	CID002701	CFSI
Tin	An Vinh Joint Stock Mineral Processing Company	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703	CFSI
Tin	Resind Indústria e Comércio Ltda.	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706	CFSI
Tin	ACuPowder International, LLC	ACuPowder International, LLC	UNITED STATES	CID002711	CFSI
Tin	Angelcast Enterprise Co., Ltd.	Angelcast Enterprise Co., Ltd.	CHINA	CID002714	CFSI
Tin	Suzhou Co. Ltd.	Suzhou Co. Ltd.	CHINA	CID002723	CFSI
Tin	Super Ligas	Super Ligas	BRAZIL	CID002756	CFSI
Tin	PT O.M. Indonesia	PT O.M. Indonesia	INDONESIA	CID002757	CFSI
Tin	Metallo-Chimique N.V.	Metallo-Chimique N.V.	BELGIUM	CID002773	CFSI
Tin	Elmet S.L.U.	Elmet S.L.U.	SPAIN	CID002774	CFSI
Tin	PT Bangka Prima Tin	PT Bangka Prima Tin	INDONESIA	CID002776	CFSI
Tin	Smelter not listed	Chofu Works	JAPAN	CID002786	CFSI
Tin	PT Sukses Inti Makmur	PT Sukses Inti Makmur	INDONESIA	CID002816	CFSI
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002819	CFSI
Tin	An Thai Minerals Co., Ltd.	An Thai Minerals Co., Ltd.	VIET NAM	CID002825	CFSI
Tin	PT Kijang Jaya Mandiri	PT Kijang Jaya Mandiri	INDONESIA	CID002829	CFSI
Tin	PT Menara Cipta Mulia	PT Menara Cipta Mulia	INDONESIA	CID002835	CFSI
Tin	HuiChang Hill Tin Industry Co., Ltd.	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844	CFSI
Tin	Gejiu Fengming Metallurgy Chemical Plant	Gejiu Fengming Metallurgy Chemical Plant	CHINA	CID002848	CFSI
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849	CFSI
Tin	Modeltech Sdn Bhd	Modeltech Sdn Bhd	MALAYSIA	CID002858	CFSI
Tin	Gejiu Jinye Mineral Company	Gejiu Jinye Mineral Company	CHINA	CID002859	CFSI
Tin	PT Lautan Harmonis Sejahtera	PT Lautan Harmonis Sejahtera	INDONESIA	CID002870	CFSI
Tin	Smelter not listed	Kunshan shenghan	China	OECD, GAO

Tin	Smelter not listed	Posco	REPUBLIC OF KOREA	OECD, GAO
Tin	IPS	Smelter Not Listed	France
Tin	Smelter not listed	Gebr. Kemper GmbH & Co.KG	GERMANY
Tin	Smelter not listed	Habia Cable GmbH	KOREA (REPUBLIC OF)
Tin	Smelter not listed	Medeko CAST	SLOVAKIA (Slovak Republic)
Tin	Smelter not listed	Pkay Metals
Tin	Smelter not listed	ABC	ALGERIA
Tin	Smelter not listed	AGR Matthey	AUSTRALIA
Tin	Smelter not listed	Ausmelt Limited	AUSTRALIA
Tin	Smelter not listed	TENNANT METAL PTY LTD.	AUSTRALIA
Tin	Smelter not listed	Elmet S.A. de C.V.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Smelter not listed	Oxbow Metales de Mexico S. de R.L de C.V.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Smelter not listed	Productos Minerales del Norte S.A. de C.V.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Smelter not listed	Ferro Alloys de México, S.A. de C.V.	BRAZIL
Tin	Smelter not listed	Fundipar	BRAZIL
Tin	Smelter not listed	Funsur	BRAZIL
Tin	Smelter not listed	INBRA IND E COM DE METAIS LTDA	BRAZIL
Tin	Smelter not listed	Essar Steel Algoma	CANADA
Tin	Smelter not listed	Almit	CHINA
Tin	Smelter not listed	Anchen Solder Tin Products Co., Ltd	CHINA
Tin	Smelter not listed	Anson Solder & Tin Products Made Ltd.	CHINA
Tin	Smelter not listed	Aoki Laboratories Ltd.	CHINA
Tin	Smelter not listed	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin	Smelter not listed	Central Copper Co., Ltd Zhejiang	CHINA
Tin	Smelter not listed	Chenzhou Gold Arrow Solder CO.,Ltd	CHINA
Tin	Smelter not listed	China Hongqiao	CHINA
Tin	Smelter not listed	China Yunnan Gejiu Nonferrous Electrolysis Company	CHINA
Tin	Smelter not listed	China YunXi mining	CHINA
Tin	Smelter not listed	Cookson Alpha Metals(Shenzhen)Co.Ltd	CHINA
Tin	Smelter not listed	DONGGUAN CITY HUAYU METALS MATERIAL CO.,LTD	CHINA
Tin	Smelter not listed	Dongguan City JiuBo Electronic Science and Technology Co.,LTD	CHINA
Tin	Smelter not listed	Dongguan Yuecheng metal materials Co., Ltd.	CHINA
Tin	Smelter not listed	Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA
Tin	Smelter not listed	Fortune Metal Factory	CHINA
Tin	Smelter not listed	Gejiu YunXin Colored Electrolysis Ltd	CHINA
Tin	Smelter not listed	Goodway	CHINA
Tin	Smelter not listed	Guangdong Shengye	CHINA
Tin	Smelter not listed	Guangzhou Special Copper & Electronics material Co.,LTD	CHINA
Tin	Smelter not listed	HeChi Metallurgical Chemical factory	CHINA
Tin	Smelter not listed	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA
Tin	Smelter not listed	High-Power Surface Technology	CHINA
Tin	Smelter not listed	Hop hing electroplating Company Zhejiang	CHINA
Tin	Smelter not listed	Hunan Chang Ning Great Wall	CHINA
Tin	Smelter not listed	inwu xiang-gui mining and metallurgy co., LTD	CHINA
Tin	Smelter not listed	Jiangmen Huayuan Industry Co. Ltd	CHINA
Tin	Smelter not listed	Jin Tian	CHINA
Tin	Smelter not listed	Jin Zhou	CHINA
Tin	Smelter not listed	Katapang	CHINA
Tin	Smelter not listed	Kunming High-tech Industrial Developing Area	CHINA
Tin	Smelter not listed	Kuntai	CHINA
Tin	Smelter not listed	Lian Xing Plating Factory	CHINA
Tin	Smelter not listed	Ma On Shuguang Smelting Plant	CHINA
Tin	Smelter not listed	Meng neng	CHINA

Tin	Smelter not listed	Mitsubishi Material	CHINA
Tin	Smelter not listed	Multiple Xin precision metal electroplating factory	CHINA
Tin	Smelter not listed	Pro Wu Xianggui Mining Co., Ltd.	CHINA
Tin	Smelter not listed	QianDao Co. ,ltd	CHINA
Tin	Smelter not listed	Rohm & Haas	CHINA
Tin	Smelter not listed	Shandong,zhaoyuan,zhaojin	CHINA
Tin	Smelter not listed	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA
Tin	Smelter not listed	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA
Tin	Smelter not listed	Shenzhen City Jin Chun Tin Co., Ltd.	CHINA
Tin	Smelter not listed	Shenzhen City Thai Industrial CO., LTD.	CHINA
Tin	Smelter not listed	Shenzhen keaixin Technology	CHINA
Tin	Smelter not listed	Shenzhen new jin spring solder products Co., LTD	CHINA
Tin	Smelter not listed	Snow up to the city of suzhou chemical CO.,LTD.	CHINA
Tin	Smelter not listed	Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
Tin	Smelter not listed	Suzhou Jinyi jewelry factory	CHINA
Tin	Smelter not listed	Taicang Jiangsu	CHINA
Tin	Smelter not listed	The guests China tin smelting co., LTD	CHINA
Tin	Smelter not listed	TONG LONG	CHINA
Tin	Smelter not listed	TONGXIN	CHINA
Tin	Smelter not listed	Univertical International	CHINA
Tin	Smelter not listed	Vishay Intertechnology	CHINA
Tin	Smelter not listed	Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA
Tin	Smelter not listed	Wuxi Yunxi	CHINA
Tin	Smelter not listed	Xiamen Hongfa	CHINA
Tin	Smelter not listed	Xingrui Noble Metal Material Co., Ltd.	CHINA
Tin	Smelter not listed	XINQIAN	CHINA
Tin	Smelter not listed	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Tin	Smelter not listed	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Smelter not listed	Yik Shing Tat Solder Manufacturer Ltd	CHINA
Tin	Smelter not listed	YTMM	CHINA
Tin	Smelter not listed	Yun Xi	CHINA
Tin	Smelter not listed	Yun’an Dian’xi Tin Mine	CHINA
Tin	Smelter not listed	Yunnan xiangyunfeilong Non-Ferrous Metals Co.Ltd.	CHINA
Tin	Smelter not listed	YunXi	CHINA
Tin	Smelter not listed	Yun’xin Non-ferrous Electroanalysis Ltd.	CHINA
Tin	Smelter not listed	Zhangjiagang Yisheng	CHINA
Tin	Smelter not listed	Zhaojin Gold and Silver Refinery Limited	CHINA
Tin	Smelter not listed	Zhejiang Hexing Electroplating Company	CHINA
Tin	Smelter not listed	Zhongjin GOLDCORP.,LTD	CHINA
Tin	Smelter not listed	ZhongShi	CHINA
Tin	Smelter not listed	Zi Jin Copper	CHINA
Tin	Smelter not listed	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tin	Smelter not listed	Allgemeine Gold- und Silberscheideanstalt	GERMANY
Tin	Smelter not listed	Balver Zinn	GERMANY
Tin	Smelter not listed	BNT Chemicals Gmbh	GERMANY
Tin	Smelter not listed	Brinkmann Chemie AG	GERMANY
Tin	Smelter not listed	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	Smelter not listed	Enthone GnBH, Germany	GERMANY
Tin	Smelter not listed	Felder GmbH—Löttechnik	GERMANY
Tin	Smelter not listed	Gomat-e-K.	GERMANY
Tin	Smelter not listed	Grillo Handel	GERMANY
Tin	Smelter not listed	Richard Stenzhorn GmbH	GERMANY
Tin	Smelter not listed	Wilhelm Westmetall	GERMANY
Tin	Smelter not listed	Zhejiang strong soldering materials co., LTD	GHANA

Tin	Smelter not listed	Bonoka.Beliting INDONESIA	INDONESIA
Tin	Smelter not listed	INDONESIA SMELTING CORPORATION BERHAD	INDONESIA
Tin	Smelter not listed	Indonesia(Bangka)	INDONESIA
Tin	Smelter not listed	KIHONG T & G	INDONESIA
Tin	Smelter not listed	MENTPL	INDONESIA
Tin	Smelter not listed	Operaciones Metalugicas SA.	INDONESIA
Tin	Smelter not listed	Pangkalplnang Bangka	INDONESIA
Tin	Smelter not listed	PT.Tanloaug Tinah	INDONESIA
Tin	Smelter not listed	SELAYANG SOLDER SDN.BHD.	INDONESIA
Tin	Smelter not listed	Solderindo	INDONESIA
Tin	Smelter not listed	STANCHEM Sp. j. (trader)	INDONESIA
Tin	Smelter not listed	UNITED SMELTER	INDONESIA
Tin	Smelter not listed	Hikaru Suites Ltd.	JAPAN
Tin	Smelter not listed	Kobe Steel, Ltd.	JAPAN
Tin	Smelter not listed	Loose end solder co., LTD	JAPAN
Tin	Smelter not listed	LS-Nikko Copper Inc	JAPAN
Tin	Smelter not listed	Matsuo nn da Ltd.	JAPAN
Tin	Smelter not listed	Matsushima Metal Corporation	JAPAN
Tin	Smelter not listed	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN
Tin	Smelter not listed	Nihon Superior Co.,Ltd	JAPAN
Tin	Smelter not listed	Showa KaKo	JAPAN
Tin	Smelter not listed	Stretti	JAPAN
Tin	Smelter not listed	Tamura	JAPAN
Tin	Smelter not listed	TDK	JAPAN
Tin	Smelter not listed	The pine island metal co., LTD	JAPAN
Tin	Smelter not listed	Thousand live metal industrial co., LTD	JAPAN
Tin	Smelter not listed	Dae Kil	KOREA (REPUBLIC OF)
Tin	Smelter not listed	DAECHANG Co. LTD.	KOREA (REPUBLIC OF)
Tin	Smelter not listed	DUKSAN HI-METAL	KOREA (REPUBLIC OF)
Tin	Smelter not listed	Hanbaek nonferrous metals	KOREA (REPUBLIC OF)
Tin	Smelter not listed	LS-Nikko Copper Inc	KOREA (REPUBLIC OF)
Tin	Smelter not listed	Samatron	KOREA (REPUBLIC OF)
Tin	Smelter not listed	Electroloy Corporation Sdn Bhd	MALAYSIA
Tin	Smelter not listed	Hana-High Metal	MALAYSIA
Tin	Smelter not listed	SMIC SENJU MALAYSIA	MALAYSIA
Tin	Smelter not listed	Mecomsa, S.A. de C.V.	PERU
Tin	Smelter not listed	PISCO	PERU
Tin	Smelter not listed	E-tech Philippines	PHILIPPINES
Tin	Smelter not listed	Qualitek delta philippines inc.	PHILIPPINES
Tin	Smelter not listed	“Standard” Sp z o.o.	POLAND
Tin	Smelter not listed	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	Smelter not listed	Singapore Asahi Chemical & Solder Industries	SINGAPORE
Tin	Smelter not listed	Singapore LME Tin	SINGAPORE
Tin	Smelter not listed	Metalor	SWITZERLAND
Tin	Smelter not listed	Ami Bridge Enterprise Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Smelter not listed	bridge enterprise co., LTD	TAIWAN, PROVINCE OF CHINA
Tin	Smelter not listed	Cheng Yang	TAIWAN, PROVINCE OF CHINA
Tin	Smelter not listed	First Copper Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Smelter not listed	Full armor Industries (shares) Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Smelter not listed	High-Tech Co., Ltd. Taiwan	TAIWAN, PROVINCE OF CHINA
Tin	Smelter not listed	In Taiwan high-tech co., LTD	TAIWAN, PROVINCE OF CHINA
Tin	Smelter not listed	Jan Janq	TAIWAN, PROVINCE OF CHINA
Tin	Smelter not listed	Man yi metal industry (stock) co., LTD	TAIWAN, PROVINCE OF CHINA
Tin	Smelter not listed	Zong Yang Industrial Co., Ltd.	TAIWAN, PROVINCE OF CHINA

Tin	Smelter not listed	Nihon Genma MFG Co., Ltd.	THAILAND
Tin	Smelter not listed	Britannia Refined Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Smelter not listed	Darley Dale Smelter	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Smelter not listed	HL Thorne	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Smelter not listed	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Smelter not listed	AK Steel Corp.	UNITED STATES OF AMERICA
Tin	Smelter not listed	Aleris	UNITED STATES OF AMERICA
Tin	Smelter not listed	Alrec	UNITED STATES OF AMERICA
Tin	Smelter not listed	Aluminum Alloys Inc.	UNITED STATES OF AMERICA
Tin	Smelter not listed	Aluminum Resources	UNITED STATES OF AMERICA
Tin	Smelter not listed	Amalgamet	UNITED STATES OF AMERICA
Tin	Smelter not listed	ArcelorMittal Burns Harbor	UNITED STATES OF AMERICA
Tin	Smelter not listed	Arco Alloys	UNITED STATES OF AMERICA
Tin	Smelter not listed	Assaf Conductors Ltd.	UNITED STATES OF AMERICA
Tin	Smelter not listed	Atlantic Metals	UNITED STATES OF AMERICA
Tin	Smelter not listed	Continental	UNITED STATES OF AMERICA
Tin	Smelter not listed	CUSTOM ALLOY LIGHT METALS INC	UNITED STATES OF AMERICA
Tin	Smelter not listed	Eastern Alloys	UNITED STATES OF AMERICA
Tin	Smelter not listed	Gibbs Wire & Steel Co	UNITED STATES OF AMERICA
Tin	Smelter not listed	IMC-MetalsAmerica, LLC	UNITED STATES OF AMERICA
Tin	Smelter not listed	Kalas Wire	UNITED STATES OF AMERICA
Tin	Smelter not listed	Magnesium Elekton Inc.	UNITED STATES OF AMERICA
Tin	Smelter not listed	Met-AL	UNITED STATES OF AMERICA
Tin	Smelter not listed	Metropolitan Alloys Corp	UNITED STATES OF AMERICA
Tin	Smelter not listed	North Star BlueScope Steel, LLC	UNITED STATES OF AMERICA
Tin	Smelter not listed	Nucor Steel	UNITED STATES OF AMERICA
Tin	Smelter not listed	Palm International	UNITED STATES OF AMERICA
Tin	Smelter not listed	Ritchey Metals	UNITED STATES OF AMERICA
Tin	Smelter not listed	RSI	UNITED STATES OF AMERICA
Tin	Smelter not listed	Samtec	UNITED STATES OF AMERICA
Tin	Smelter not listed	Severstal Columbus	UNITED STATES OF AMERICA
Tin	Smelter not listed	Severstal Dearborn	UNITED STATES OF AMERICA
Tin	Smelter not listed	So Accurate, Inc	UNITED STATES OF AMERICA
Tin	Smelter not listed	Steel Dynamics	UNITED STATES OF AMERICA
Tin	Smelter not listed	TAP	UNITED STATES OF AMERICA
Tin	Smelter not listed	Trialco	UNITED STATES OF AMERICA
Tin	Smelter not listed	Yutinic Resources	UNITED STATES OF AMERICA
Tin	Smelter Not Listed	Puretech		Regal Beloit
Tin	Smelter not listed	Taicang Nanancang Metal Material Co., LTd	CHINA
Tin	OMSA	OMSA	BOLIVIA
Tin	Smelter not listed	Eximetal S.A.	ARGENTINA
Tin	Smelter not listed	Global Advanced Metals	AUSTRALIA
Tin	Smelter not listed	Global Advanced Metals Pty Ltd	AUSTRALIA
Tin	Smelter not listed	Hayes Metals Pty Ltd	AUSTRALIA
Tin	Galloo N.V.		BELGIUM
Tin	Jean Goldschmidt International SA	Jean Goldschmidt International SA	Belgium
Tin	Smelter not listed	Galloo N.V.	BELGIUM
Tin	Smelter not listed	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Tin	Smelter not listed	SGS BOLIVIA S.A.	BOLIVIA
Tin	Smelter not listed	Best Metais	BRAZIL

Tin	ATM ESTANHO IND COM IMP EXP LTDA		BRAZIL
Tin	Smelter Not Listed	AMP DISPLAY INC.	BRAZIL
Tin	Smelter not listed	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
Tin	Smelter not listed	COPPER 100	BRAZIL
Tin	Smelter not listed	Paranapanema S/A	BRAZIL
Tin	Smelter not listed	Prifer Com de Sucata	BRAZIL
Tin	Smelter not listed	Termomecanica	BRAZIL
Tin	Smelter not listed	Vale Inco, Ltd.	CANADA
Tin	AIM	AIM	CANADA
Tin	Smelter not listed	Sumitomo Metal Mining Co. Ltd.	CANADA
Tin	Smelter not listed	American Iron and Metal	CANADA
Tin	Smelter not listed	Glencore	CANADA
Tin	Smelter not listed	Teck Metals Ltd	CANADA
Tin	Smelter not listed	High Quality Technology Co., Ltd	CHINA
Tin	Smelter not listed	Jiangxi Tungsten Industry Co Ltd	CHINA
Tin	Smelter not listed	Kaimeng (Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin	Smelter not listed	Dongguan Jin Ji Precision Die Machine Inc.	CHINA
Tin	Smelter not listed	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin	Smelter not listed	Shao Xing Tian Long Tin Materials Co. LTD.	CHINA
Tin	Smelter not listed	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin	Smelter not listed	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Smelter Not Listed	AcademyPreciousMetals(China)Co.,Ltd	CHINA
Tin	Smelter Not Listed	China Tin Lai Ben Smelter Co., Ltd.	CHINA
Tin	Smelter Not Listed	China Tin Smelter Co. Ltd.	CHINA
Tin	Smelter Not Listed	GUANGXI CHINA TIN GROUP CO.,LTD	CHINA
Tin	Smelter Not Listed	GuanXi China Tin Group Co.,LTD	CHINA
Tin	Smelter not listed	Huanggang Tongding	CHINA
Tin	Smelter Not Listed	Huichang Shun Tin Kam Industries, Ltd.	CHINA
Tin	Smelter not listed	Increasingly and Chemical (Suzhou) Co., Ltd.	CHINA
Tin	Smelter Not Listed	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Smelter not listed	Laibin China Tin Smelting Co., Ltd.	CHINA
Tin	Smelter not listed	MBO-Doublink Solders Co., LTD	CHINA
Tin	Smelter not listed	Primeyoung Metal Ind. (Zhuhai) Co., Ltd	CHINA
Tin	Smelter Not Listed	Shanghai Sinyang Semiconductor Materials	CHINA
Tin	Smelter not listed	Shenzhen Anchen Tin Co., Ltd	CHINA
Tin	Smelter not listed	Shenzhen Yi Cheng Industrial	CHINA
Tin	Smelter not listed	Tai nian gao keji gufen youxian gongsi	CHINA
Tin	Smelter not listed	Tin Co. Ltd, Minmetals Ganzhou	CHINA
Tin	Smelter Not Listed	Tin Products Manufacturing Co. Ltd.	CHINA
Tin	Smelter not listed	TongLing Nonferrous Metals Group Holdings Co., Ltd.	CHINA
Tin	Smelter Not Listed	Ye Chiu Metal Recycling (China) Ltd.	CHINA
Tin	Smelter not listed	You nai tong cai(suzhou)youxian gongsi	CHINA
Tin	Smelter Not Listed	Yunan Tin Products Manufacturing Co.,LTD.OF YTCL	CHINA
Tin	Smelter not listed	Yunnan, China Rare Metal Materials Company	CHINA
Tin	Smelter not listed	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Smelter not listed	Zhongguo guang nan dai xi jituan	CHINA
Tin	Smelter Not Listed	ZHONGSHAN TIN-KING CO., LTD.	CHINA
Tin	Smelter Not Listed	Zhuhai Hongsheng Stannous Solder Manufacture Co,.Ltd	CHINA
Tin	Smelter not listed		CHINA
Tin	Smelter not listed		CHINA
Tin	Smelter not listed		CHINA
Tin	Smelter not listed		CHINA
Tin	Smelter not listed		CHINA

Tin	GUANGXI CHINA TIN GROUP CO.,LTD	METALLIC MATERIALS BRANCHL OF GUANGXI CHINA TIN GROUP CO.,LTD	CHINA
Tin	Lingbao Jinyuan tonghu	Lingbao Jinyuan tonghu	CHINA
Tin	Ohio Precious Metals LLC.	BH Electronics	CHINA
Tin	Shenzhen Honghe Yunguan Tin Co., Ltd.	Shenzhen Honghe Yunguan Tin Co., Ltd.	CHINA
Tin	Smelter not listed	Electroloy Metal Co. Ltd	CHINA
Tin	Smelter Not Listed	Alpha	CHINA
Tin	Smelter not listed	Jiangxi huayu metal co., ltd.	CHINA
Tin	Smelter Not Listed	Frys Metals Inc /dba Alpha	CHINA
Tin	Smelter not listed	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Smelter Not Listed	AMP DISPLAY INC.	CHINA
Tin	Smelter not listed	Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA
Tin	Smelter not listed	CHANGZHOU GALAXY CENTURY MICRO-ELECTRONICS CO.,LTD	CHINA
Tin	Smelter not listed	Foshan Nanhai Tongding Metal Co., Ltd.	CHINA
Tin	Smelter not listed	Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	CHINA
Tin	Smelter not listed	Hezhou Jinwei Tin Co., Ltd	CHINA
Tin	Smelter not listed	HUAHONG CO., LTD	CHINA
Tin	Smelter not listed	Jewish Xinmao Tin Co., Ltd	CHINA
Tin	Smelter not listed	jiangyinshi yizheng mechnaics co,.ltd	CHINA
Tin	Smelter not listed	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Tin	Smelter not listed	Shanghai Hubao Coppe	CHINA
Tin	Smelter not listed	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Tin	Smelter not listed	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Smelter not listed	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
Tin	Smelter not listed	Tianjin Environmental Protection Co., Ltd.	CHINA
Tin	Smelter not listed	Ximao Tin Co. LTD	CHINA
Tin	Smelter not listed	XIN WANG copper smelter	CHINA
Tin	Smelter not listed	xinmao tin corp .,ltd	CHINA
Tin	Smelter not listed	Yunnan Geiju Zili Metallurgy Co. Ltd.	CHINA
Tin	Smelter not listed	Yunnan Gejiu Jinye Minerals	CHINA
Tin	Smelter not listed	Yunnan Metallurgical Group Co., Ltd	CHINA
Tin	Smelter not listed	Zhongshan Jinye Smelting Co., Ltd	CHINA
Tin	Smelter not listed	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tin	Smelter not listed	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Tin	WKK PCB Trading Ltd	WKK PCB Trading Ltd	CHINA
Tin	XiHai		CHINA
Tin	Smelter not listed	Ing.Josef Kořínek	CZECH REPUBLIC
Tin	Smelter not listed	Mineral-Metal s.r.o.	CZECH REPUBLIC
Tin	Smelter not listed	Vitkovicke slevarny	CZECH REPUBLIC
Tin	Smelter not listed	PBT	FRANCE
Tin	Smelter not listed	AFICA	France
Tin	Smelter not listed	ALLTECH METAL	FRANCE
Tin	Smelter not listed	AMPERE	France
Tin	Smelter not listed	IPS	FRANCE
Tin	Smelter not listed	KME France	FRANCE
Tin	Smelter not listed	MBO	FRANCE
Tin	Smelter not listed	REYNOLDS	FRANCE
Tin	Smelter not listed	SORIMETAL	FRANCE
Tin	Smelter not listed	Traxys	FRANCE
Tin	Smelter not listed	Ampere	GERMANY
Tin	Smelter not listed	RST	GERMANY
Tin	Smelter not listed	5N Plus	GERMANY
Tin	Smelter not listed	MCP Heck	GERMANY

Tin	Smelter Not Listed	Atotech	GERMANY
Tin	Smelter not listed	Lübeck GmbH	GERMANY
Tin	Smelter not listed	ThyssenKrupp	GERMANY
Tin	Smelter not listed	Westmetall GmbH & Co. KG	GERMANY
Tin	Smelter not listed	Rohm & Haas R&H Europe Trading AP	GERMANY
Tin	Smelter not listed	Saxonia Edelmetallrecyling	GERMANY
Tin	Smelter not listed	Wieland AG	GERMANY
Tin	Smelter not listed	a.m.p.e.r.e Deutschland	GERMANY
Tin	Smelter Not Listed	Aurubis AG	GERMANY
Tin	Smelter not listed	C. Hafner GmbH+Co.KG	GERMANY
Tin	Smelter Not Listed	Diehl Metall Aplications GmbH	GERMANY
Tin	Smelter not listed	Dr.ing.Max Schloette	GERMANY
Tin	Smelter not listed	Galva-Metall GmbH	GERMANY
Tin	Smelter not listed	Heimerle + Meule GmbH	GERMANY
Tin	Smelter not listed	i-TSCL	GERMANY
Tin	Smelter not listed	KIESOW DR. BRINKMANN	GERMANY
Tin	Smelter not listed	KME Germany	GERMANY
Tin	Smelter not listed	Koepp Schaum GmbH	GERMANY
Tin	Smelter not listed	MacDermid GmbH	GERMANY
Tin	Smelter not listed	Monette	GERMANY
Tin	Smelter not listed	Neuhaus	GERMANY
Tin	Smelter not listed	Sevotrans	GERMANY
Tin	Smelter not listed	Umicore Group	GERMANY
Tin	Smelter not listed	Westfalenzinn	GERMANY
Tin	Smelter not listed	Wieland-Werke AG	GERMANY
Tin	Smelter not listed	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY
Tin	Smelter not listed	Winter Metalle GmbH	GERMANY
Tin	Yuntinic Chemical GmbH	Yuntinic Chemical GmbH	Germany
Tin	Smelter Not Listed	Asahi Metals (HK) Ltd	HONG KONG
Tin	Smelter Not Listed	Kahanna Traders & Engineers	India
Tin	Smelter not listed	Metal Alloy (India)	INDIA
Tin	Smelter not listed	B T Solders Pvt Ltd	INDIA
Tin	Smelter not listed	Chemtreat Consultant	INDIA
Tin	Smelter not listed	MANAAS MEYERLARGICAL	INDIA
Tin	Smelter not listed	Ketabang	INDONESIA
Tin	Smelter not listed	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin	Smelter Not Listed	IMLI	INDONESIA
Tin	Smelter Not Listed	Indonesia State Tin Mentok Smelter	INDONESIA
Tin	Smelter not listed	Indonesia Tin Corp	INDONESIA
Tin	Smelter Not Listed	Indonesian Tin Ingot	INDONESIA
Tin	Smelter Not Listed	MK Electron	INDONESIA
Tin	Smelter Not Listed	MUNTOK SMELTER	INDONESIA
Tin	Smelter not listed	RBT	INDONESIA
Tin	Smelter not listed	Tambang Timah	INDONESIA
Tin	Smelter Not Listed	Unit Timah Kundur PT Tambang	INDONESIA
Tin	CooperMetal	Alpha	INDONESIA
Tin	PT Citra Logam AlphaSejahtera	PT Citra Logam AlphaSejahtera	INDONESIA
Tin	PT Citra Logam AlphaSejahtera		INDONESIA
Tin	Smelter not listed	PT Indra Eramulti Logam Industri	INDONESIA
Tin	Smelter Not Listed	Frys Metals Inc /dba Alpha	INDONESIA
Tin	TIMAH	TIMAH	INDONESIA
Tin	Smelter Not Listed	Trafilerie Carlo Gnutti S.p.A.	ITALY
Tin	Smelter not listed	TODINI AND CO SPA	ITALY
Tin	KOKI COMPANY LIMITED	KOKI COMPANY LIMITED	JAPAN

Tin	Smelter Not Listed	SOLDER COAT CO	JAPAN
Tin	Smelter not listed	Nihon Superior Co., Ltd.	JAPAN
Tin	Smelter not listed	Yokohama Metal Co Ltd	JAPAN
Tin	Smelter not listed	Ishifuku Metal Industry Co., Ltd.	JAPAN
Tin	Smelter not listed	Japan New Metals Co., Ltd.	JAPAN
Tin	Smelter not listed	MATSUSHIMA KINZOKU	JAPAN
Tin	Smelter Not Listed	Nippon Filler Metals Ltd	JAPAN
Tin	Smelter not listed	Nippon Micrometal Corp.	JAPAN
Tin	Smelter Not Listed	Saitamaken Irumasi Sayama ke hara	JAPAN
Tin	Smelter not listed	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin	Smelter not listed		JAPAN
Tin	Smelter not listed		JAPAN
Tin	Smelter not listed		JAPAN
Tin	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	Japan
Tin	Materials Eco-Refining Co. Ltd.		JAPAN
Tin	SENJU METAL INDUSTRY CO.,LTD.		JAPAN
Tin	Smelter Not Listed	Frys Metals Inc /dba Alpha	JAPAN
Tin	Smelter not listed	Nihon Kagaku Sangyo Co., Ltd.	JAPAN
Tin	Smelter not listed	asahi pretec	JAPAN
Tin	Smelter not listed	Hitachi Cable, Ltd.	JAPAN
Tin	Smelter not listed	Ishihara Chemical Co. Ltd.	JAPAN
Tin	Smelter not listed	Metal Do Co. Ltd.	JAPAN
Tin	Smelter not listed	Mitsubishi Electric Metecs Co., Ltd.	JAPAN
Tin	Smelter not listed	Nohon Superior Co.,	JAPAN
Tin	Smelter not listed	PHONON MEIWA INC.	JAPAN
Tin	Smelter not listed	SAN-ETSU METALS	JAPAN
Tin	Smelter not listed	Tanaka Kikinzoku kogyo K.K.	JAPAN
Tin	Smelter not listed	Watanabe Plating co.	JAPAN
Tin	Smelter not listed	Daewoo International	KOREA (REPUBLIC OF)
Tin	Smelter not listed	Lee Ku Industrial Company Limited	KOREA (REPUBLIC OF)
Tin	Smelter not listed	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Smelter not listed	TCC steel	KOREA, REPUBLIC OF
Tin	Smelter Not Listed	DAE CHANG IND CO LTD	KOREA, REPUBLIC OF
Tin	Smelter not listed	Heesung Metal Ltd.	KOREA, REPUBLIC OF
Tin	Smelter Not Listed	SONGWON	KOREA, REPUBLIC OF
Tin	Smelter not listed	TaeguTec Ltd.	KOREA, REPUBLIC OF
Tin	Daewoo International		KOREA, REPUBLIC OF
Tin	Smelter not listed	Pohang Iron and Steel Co. Ltd.	KOREA, REPUBLIC OF
Tin	Smelter not listed	Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA, REPUBLIC OF
Tin	Smelter not listed	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	Smelter not listed	Poongsan Corporation	KOREA, REPUBLIC OF
Tin	Smelter not listed	Alpha	KOREA, REPUBLIC OF
Tin	Smelter not listed	Shen Mao Solder (M) Sdn. Bhd	MALAYSIA
Tin	Smelter Not Listed	Corporation Berhad (MSC)	MALAYSIA
Tin	Smelter Not Listed	MSC	MALAYSIA
Tin	Smelter not listed	RedRing Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Smelter Not Listed	Ye Chiu Metal Smelting Sdn.Bhd	MALAYSIA
Tin	Smelter not listed	Rahman Hydraulic Tin Berhad	MALAYSIA
Tin	Smelter not listed	Butterworth	MALAYSIA
Tin	Smelter not listed	Grupo Mexico S.A. (mineria)	MEXICO
Tin	Elmet S.A. de C.V.	Elmet S.A. de C.V.	Mexico
Tin	Smelter not listed	Ind. Minera Mexico	MEXICO
Tin	Smelter not listed	Aurubis Netherlands	NETHERLANDS
Tin	Smelter not listed	M&R Claushuis BV	NETHERLANDS

Tin	Smelter not listed	Hayes Metals Pty Ltd	NEW ZEALAND
Tin	Smelter not listed	OM Manufacturing Phils. Inc.	PHILIPPINES
Tin	Smelter Not Listed	Walcownia Metali Nieżelaznych “Łabędy” S.A.	POLAND
Tin	Standard Lublin Sp. z o.o. (intermediary)		POLAND
Tin	Smelter Not Listed	Recial—Reciclagem de Alumínios, SA	PORTUGAL
Tin	Smelter not listed	Corteks	RUSSIAN FEDERATION
Tin	Smelter not listed	OOO SKAT	RUSSIAN FEDERATION
Tin	Smelter not listed	Pure Technology	RUSSIAN FEDERATION
Tin	Smelter not listed	Solikamsk Metal Works	RUSSIAN FEDERATION
Tin	Smelter Not Listed	CORTEKS	RUSSIAN FEDERATION
Tin	Smelter not listed	Sizer Metals PTE	SINGAPORE
Tin	Smelter not listed	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin	Smelter not listed	Electroloy Metal Pte	SINGAPORE
Tin	Smelter not listed	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE
Tin	Smelter not listed	CRM Sybrgies S.L.	SPAIN
Tin	Smelter not listed	Norteña de Metales, SA	Spain
Tin	Hijos juan de Garay,S.A.	Hijos juan de Garay,S.A.	SPAIN
Tin	Hijos juan de Garay,S.A.		SPAIN
Tin	Smelter not listed	CIMSA, S.A.	SPAIN
Tin	Smelter not listed	CINTAS METALICAS S.A	SPAIN
Tin	Smelter not listed	Baoshida Swissmetal	SWITZERLAND
Tin	Smelter not listed	Impag AG	SWITZERLAND
Tin	Smelter not listed	Egli Fischer	SWITZERLAND
Tin	Smelter not listed	Metallum Metal Trading AG	SWITZERLAND
Tin	Smelter not listed	swissmetal	SWITZERLAND
Tin	Smelter not listed	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN
Tin	Smelter not listed	LUPON ENTERPRISE CO., LTD	TAIWAN
Tin	Smelter Not Listed	Chernan Technology	TAIWAN
Tin	Smelter not listed	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
Tin	Smelter not listed	Quan kai shiye(gu)youxian gongsi	TAIWAN
Tin	Smelter not listed	Shenmao Technology Inc.	TAIWAN
Tin	Smelter Not Listed	WALSIN	TAIWAN
Tin	Smelter not listed	Well-Lin Enterprise Co Ltd	TAIWAN
Tin	Smelter not listed	Xia yi jinshu gongye(gu)youxian gongsi	TAIWAN
Tin	Smelter not listed	Ya qiao giye gufen youxian gongsi	TAIWAN
Tin	Smelter not listed	Zong yang shiye youxian gongsi	TAIWAN
Tin	Smelter not listed		TAIWAN
Tin	Smelter not listed		TAIWAN
Tin	Smelter not listed		TAIWAN
Tin	Smelter not listed	TonYiIndustrial Corporation	TAIWAN
Tin	Smelter not listed	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN
Tin	Smelter not listed	Alpha Metals (Taiwan) Inc.	Taiwan
Tin	Smelter not listed	CHIA FAR	TAIWAN
Tin	Smelter not listed	Shemao Technology,Inc.	TAIWAN
Tin	Smelter not listed	Solar Applied materials	TAIWAN
Tin	Smelter not listed	Super Dragon Technology Co. Ltd.	Taiwan
Tin	Smelter not listed	Taiwan Total Co. Ltd.	TAIWAN
Tin	Smelter not listed	Solnet Metal Industry Co., Ltd	TAIWAN
Tin	Solnet Metal Industry Co., Ltd		TAIWAN
Tin	Smelter not listed	Smclting&Refining	THAILAND
Tin	Smelter not listed	S Company	THAILAND
Tin	Smelter not listed	PIREKS	TURKEY
Tin	Smelter not listed	SARBAK	TURKEY
Tin	Smelter not listed	H.J.Enthoven & Sons	UNITED KINGDOM

Tin	Smelter Not Listed	Cohen Alloys Ltd	UNITED KINGDOM
Tin	Cohen Alloys Ltd		UNITED KINGDOM
Tin	Smelter not listed	KARAS PLATING LTD	UNITED KINGDOM
Tin	Smelter not listed	MCP Metal Specialist Inc.	UNITED KINGDOM
Tin	Smelter not listed	Schloetter Co. Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Smelter not listed	Momentive	UNITED STATES
Tin	Smelter not listed	Kennametal Huntsville	UNITED STATES
Tin	Smelter not listed	Nathan Trotter & Co INC.	UNITED STATES
Tin	Smelter not listed	Millard Wire	UNITED STATES
Tin	Smelter Not Listed	Allied Metal Co.	UNITED STATES
Tin	Smelter Not Listed	Aurubis	UNITED STATES
Tin	Smelter Not Listed	Canfield	UNITED STATES
Tin	Smelter Not Listed	Carpenter Technologies	UNITED STATES
Tin	Smelter not listed	EFD INC.	UNITED STATES
Tin	Smelter Not Listed	Galva Metal	UNITED STATES
Tin	Smelter not listed	Huron Valley Steel Corp	UNITED STATES
Tin	Smelter Not Listed	MCP Metal Specialties	UNITED STATES
Tin	Smelter Not Listed	OMG	UNITED STATES
Tin	Smelter Not Listed	Special Metals	UNITED STATES
Tin	Aoki Laboratories Ltd.	Aoki Laboratories Ltd.	United States
Tin	ATI Metalworking Products	ATI Metalworking Products	UNITED STATES
Tin	Smelter not listed	Midland Industries, Inc.	UNITED STATES
Tin	Smelter not listed	A.E.B. International, Inc.	UNITED STATES
Tin	Smelter not listed	Imperial Zinc, Corp.	UNITED STATES
Tin	Smelter not listed	Atlas Pacific	UNITED STATES
Tin	Smelter not listed	AURA-II	UNITED STATES
Tin	Smelter not listed	Ayrubis	UNITED STATES
Tin	Smelter not listed	Colonial Metals, Inc	UNITED STATES
Tin	Smelter not listed	Eagle Brass	UNITED STATES
Tin	Smelter not listed	Federal Metal Company	United States
Tin	Smelter not listed	GA AVRIL	UNITED STATES
Tin	Smelter not listed	Grant Manufacturing and Alloying	UNITED STATES
Tin	Smelter not listed	Hawkins, Inc.	UNITED STATES
Tin	Smelter not listed	International Wire Group, Inc	UNITED STATES
Tin	Smelter not listed	Sipi Metals Corp	UNITED STATES
Tin	Smelter not listed	Swopes Salvage	UNITED STATES
Tin	Smelter not listed	The Miller Company	UNITED STATES
Tin	Smelter not listed	Univertical Corp	UNITED STATES
Tin	Smelter not listed	Wieland Metals	UNITED STATES
Tin	Smelter not listed	H. Kramer & Co.	UNITED STATES OF AMERICA
Tin	Smelter not listed	MacDermid	UNITED STATES OF AMERICA
Tin	Smelter Not Listed	American Zettler
Tin	Smelter not yet identified	HANDOK METAL CO., LTD
Tin (Sn)	Metallo Chimique	Keeling & Walker	UNITED KINGDOM	CID001143	CFSI
Tungsten	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	JAPAN	1JPN057
Tungsten	China Minmetals	Minmetals Ganzhou Tin Co. Ltd.	CHINA	2CHN051
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	Xianglu Tungsten Industry Co. Ltd.	CHINA	4CHN002
Tungsten	Gan Bei Tungsten Industry Co. Ltd.	China Minmetals Nonferrous Metals Co Ltd	CHINA	4CHN003
Tungsten	China National Nonferrous Metals Imp. & Exp. Jiangxi Corporation Ltd.	Jiangxi Tungsten Industry Group Co Ltd	CHINA	4CHN010
Tungsten	GANZHOU SINDA W&Mo CO,.LTD.	GANZHOU SINDA W&Mo CO,.LTD.	CHINA	4CHN016
Tungsten	Allied Material Corporation	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004	CFSI
Tungsten	ASSAB	ASSAB	CHINA	CID000100	CFSI

Tungsten	Kennametal Huntsville	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105	CFSI
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	CFSI
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258	CFSI
Tungsten	Cooper Santa	Cooper Santa	SPAIN	CID000295	CFSI
Tungsten	DaeguTec Ltd.		KOREA, REPUBLIC OF	CID000327	CFSI
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345	CFSI
Tungsten	Degutea	Degutea	KOREA, REPUBLIC OF	CID000350	CFSI
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499	CFSI
Tungsten	Ganzhou Grand Sea W and Mo Company	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA	CID000524	CFSI
Tungsten	Smelter not listed	GANZHOU TE JING TUNGSTEN CO,.LTD	CHINA	CID000532	CFSI
Tungsten	GTP	Global Tungsten & Powders Corp.	UNITED STATES	CID000568	CFSI
Tungsten	Hi-Temp Specialty Metals	Hi-Temp Specialty Metals	UNITED STATES	CID000733	CFSI
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766	CFSI
Tungsten	Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769	CFSI
Tungsten	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	JAPAN	CID000825	CFSI
Tungsten	JIANGSU HETIAN SCI-TECH MATERIAL CO.,LTD	JIANGSU HETIAN SCI-TECH MATERIAL CO.,LTD	CHINA	CID000844	CFSI
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868	CFSI
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	CFSI
Tungsten	JIN ZHOU	JIN ZHOU	CHINA	CID000893	CFSI
Tungsten	Kennametal Fallon	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966	CFSI
Tungsten	Mitsubishi Materials Corporation	Japan New Metals Co Ltd	JAPAN	CID001188	CFSI
Tungsten	Smelter not listed	Nanchang Cemented Carbide Limited Liability Company	CHINA	CID001228	CFSI
Tungsten	Smelter not listed	Plansee	AUSTRIA	CID001371	CFSI
Tungsten	Taicang City Nancang Metal Meterial Co.,Ltd	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA	CID001847	CFSI
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889	CFSI
Tungsten	Telex Metals	Telex Metals	UNITED STATES	CID001891	CFSI
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011	CFSI
Tungsten	Western Metal Materials Co.,ltd	Western Metal Materials Co.,ltd	CHINA	CID002034	CFSI
Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044	CFSI
Tungsten	Wolfram Company CJSC	Wolfram Company CJSC	RUSSIAN FEDERATION	CID002047	CFSI
Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA	CID002082	CFSI
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095	CFSI
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd	CHINA	CID002195	CFSI
Tungsten	Zhuzhou Cemented Carbide	Zhuzhou Cemented Carbide Group Co Ltd	CHINA	CID002236	CFSI
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA	CID002313	CFSI
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315	CFSI
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	CFSI
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	CFSI
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	CFSI
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	CFSI
Tungsten	Xiamen H.C.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	CFSI
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	CFSI
Tungsten	Smelter not listed	Toshiba Material Co., Ltd	CHINA	CID002423	CFSI
Tungsten	White Solder Metalurgia e Mineração Ltda.	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002426	CFSI
Tungsten	Heyuan carbide co., LTD	Heyuan carbide co., LTD	CHINA	CID002462	CFSI
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	Jiangxi Richsea New Materials Co., Ltd.	CHINA	CID002493	CFSI
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	CFSI
Tungsten	Asia Tungsten Products Vietnam Ltd.	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502	CFSI
Tungsten	Zhuzhou Cement Carbide	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513	CFSI
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518	CFSI
Tungsten	Ganxian Shirui New Material Co., Ltd.	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531	CFSI
Tungsten	Pobedit, JSC	Pobedit, JSC	RUSSIAN FEDERATION	CID002532	CFSI

Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535	CFSI
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536	CFSI
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	CID002538	CFSI
Tungsten	H.C. Starck GmbH	H.C. Starck GmbH	GERMANY	CID002541	CFSI
Tungsten	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542	CFSI
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543	CFSI
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	CFSI
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579	CFSI
Tungsten	Niagara Refining LLC	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589	CFSI
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA	CID002645	CFSI
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	CID002647	CFSI
Tungsten	Hydrometallurg, JSC	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649	CFSI
Tungsten	Unecha Refractory metals plant	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724	CFSI
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815	CFSI
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827	CFSI
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830	CFSI
Tungsten	ACL Metais Eireli	ACL Metais Eireli	BRAZIL	CID002833	CFSI
Tungsten	Woltech Korea Co., Ltd.	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)	CID002843	CFSI
Tungsten	Moliren Ltd	Moliren Ltd	RUSSIAN FEDERATION	CID002845	CFSI
Tungsten	Smelter not listed	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	CHINA	CID002864	CFSI
Tungsten	Smelter not yet identified	Mitsubishi Materials Corporation	JAPAN	JPN039	EICC-GeSI
Tungsten	Smelter not listed	AGR Matthey	AUSTRALIA
Tungsten	Smelter not listed	Metallo-Chimique	BELGIUM
Tungsten	Smelter not listed	Sumitomo	CANADA
Tungsten	Smelter not listed	Shaanxi Talbat	China
Tungsten	Smelter not listed	Beijing Zenith Materials	CHINA
Tungsten	Smelter not listed	ChangChun up-optech	CHINA
Tungsten	Smelter not listed	Dongguan Guan Hua Photoelectric Materials Co. Ltd	CHINA
Tungsten	Smelter not listed	Golden Egret	CHINA
Tungsten	Smelter not listed	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	Smelter not listed	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
Tungsten	Smelter not listed	XINYE DINGTAI electronic&accuracy technology company	CHINA
Tungsten	Smelter not listed	Plansee	GERMANY
Tungsten	Smelter not listed	MSC (wei te)	INDONESIA
Tungsten	Smelter not listed	Axis Material Limited	JAPAN
Tungsten	Smelter not listed	Izawa Metal Co., Ltd	JAPAN
Tungsten	Smelter not listed	Saganoseki Smelter & Refinery	JAPAN
Tungsten	Smelter not listed	Sunaga Tungsten	JAPAN
Tungsten	Smelter not listed	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
Tungsten	Smelter not listed	Tosoh	JAPAN
Tungsten	Smelter not listed	ULVAC, Inc.	JAPAN
Tungsten	Smelter not listed	COOKSON SEMPSA	SPAIN
Tungsten	Smelter not listed	Allied material Corp	TAIWAN, PROVINCE OF CHINA
Tungsten	Smelter not listed	Alta Group	UNITED STATES OF AMERICA
Tungsten	Smelter not listed	Atlantic Metals	UNITED STATES OF AMERICA
Tungsten	Smelter not listed	Bruweiler Precise Sales Co.	UNITED STATES OF AMERICA
Tungsten	Smelter not listed	CWB Materials	UNITED STATES OF AMERICA
Tungsten	Smelter not listed	IES Technical Sales	UNITED STATES OF AMERICA
Tungsten	Smelter not listed	Kennametal Firth Sterling	UNITED STATES OF AMERICA
Tungsten	Smelter not listed	Micro 100	UNITED STATES OF AMERICA

Tungsten	Smelter not listed	Ram Sales	UNITED STATES OF AMERICA
Tungsten	Smelter not listed	Sandvik	UNITED STATES OF AMERICA
Tungsten	Smelter not listed	Sylham	UNITED STATES OF AMERICA
Tungsten	Smelter not listed	Triumph Northwest	UNITED STATES OF AMERICA
Tungsten	Smelter not listed	Wort Wayne Wire Die	UNITED STATES OF AMERICA
Tungsten	Smelter Not Listed	Jean Goldschmidt International	BELGIUM
Tungsten	Smelter not listed	North American Tungsten Corporation Ltd.	CANADA
Tungsten	Smelter not listed	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd	CHINA
Tungsten	Smelter not listed	Sincemat Co, Ltd	CHINA
Tungsten	Smelter not listed	Ninghua Xingluokeng Tungsten Mining Co., Ltd.	CHINA
Tungsten	Smelter not listed	Sumitomo	CHINA
Tungsten	Smelter not listed	Xiamen Golden Egret Special Alloy Co. Ltd	CHINA
Tungsten	Smelter not listed	Alluter Technology (Shenzhen) Co., Ltd	CHINA
Tungsten	Smelter Not Listed	Anhui Yingliu Group Inc.	CHINA
Tungsten	Smelter not listed	Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.	CHINA
Tungsten	Smelter not listed	Buffalo Tungsten	CHINA
Tungsten	Smelter Not Listed	Chengtong Electrical Appliance Factory	CHINA
Tungsten	Smelter Not Listed	Emei Hengdong	CHINA
Tungsten	Smelter not listed	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Smelter Not Listed	Hunan Chaungda	CHINA
Tungsten	Smelter not listed	Jiangsu Hetian Technological Material Co.,Ltd	china
Tungsten	Smelter Not Listed	Jilin Sichuan	CHINA
Tungsten	Smelter Not listed	Jinan Institute of Metallurgical Science	China
Tungsten	Smelter Not Listed	Shanxi Taibai factory	CHINA
Tungsten	Smelter Not Listed	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Smelter Not Listed	Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	Smelter not listed	Zigong Cemented Carbide Co., Ltd.	CHINA
Tungsten	Smelter Not Listed	Zigong Huagang Cemented Carbide New Materials Co., LTD.	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	Advantech Co	CHINA
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd		CHINA
Tungsten	Sichuan Metals & Materials Imp & Exp Co	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Smelter not listed	A.L.M.T. TUNGSTEN Corp.	CHINA
Tungsten	Smelter not listed	Bejing Tian-long	CHINA
Tungsten	Smelter Not Listed	Changsha Saneway Electronics Materials Co., Ltd.	CHINA
Tungsten	Smelter not listed	Hunan Chuangda Metallurgy Group Co. Ltd.	CHINA
Tungsten	Smelter not listed	Jiujiang Tanbre	CHINA
Tungsten	Smelter not listed	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tungsten	Smelter Not Listed	Zhengzhou Shibo Nonferrous Metals Products Co., Ltd.	CHINA
Tungsten	Smelter not yet identified	BAMSTC	CHINA
Tungsten	Smelter not listed	ERAMET	FRANCE
Tungsten	Smelter not listed	Alloys Imphy	France
Tungsten	Smelter not listed	ugitech	France
Tungsten	Smelter Not Listed	BGH Edelstahl Lippendorf GMBH	GERMANY
Tungsten	Smelter Not Listed	Ceratizit Deutschland GmbH	GERMANY
Tungsten	Smelter Not Listed	WOLFRAM INDUSTRIE mbH	GERMANY
Tungsten	Smelter not yet identified	Asha Enterprise	INDIA
Tungsten	Smelter not yet identified	Parmar Traders	INDIA
Tungsten	Smelter not listed	Central Glass	JAPAN
Tungsten	Smelter not listed	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten	Smelter not listed	Kanto Denka Kogyo Co., Ltd.	JAPAN

Tungsten	Smelter not listed	Hitachi Ltd.	JAPAN
Tungsten	Smelter not listed	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tungsten	Smelter Not Listed	KYOCERA	JAPAN
Tungsten	Smelter not listed	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten	Smelter Not Listed	NIPPON TUNGSTEN CO., LTD.	JAPAN
Tungsten	Smelter Not Listed	Tanaka Kikinzoku International Co.	Japan
Tungsten	Hitachi Metals, Ltd., Yasugi Works		JAPAN
Tungsten	Mitsui Mining & Smelting Co., Ltd	Mitsui Mining & Smelting Co., Ltd	JAPAN
Tungsten	Smelter Not Listed	AKER TECHNOLOGY CO., LTD.	JAPAN
Tungsten	Smelter not listed	Nippon Micrometal Corporation	JAPAN
Tungsten	Smelter Not Listed	Ulba	KAZAKHSTAN
Tungsten	Smelter not listed	Exotech.Inc	KAZAKHSTAN
Tungsten	Smelter not listed	Integrated Circuit	KOREA, REPUBLIC OF
Tungsten	Smelter Not Listed	Matheson Special Gas Production Co. Ltd of Korea- MGPK	KOREA, REPUBLIC OF
Tungsten	Smelter not listed	TaeguTec	KOREA, REPUBLIC OF
Tungsten	Smelter Not Listed	Minsur Mines	Peru
Tungsten	Smelter not listed	HC Starck	RUSSIAN FEDERATION
Tungsten	Smelter not listed	Golden Egret	RUSSIAN FEDERATION
Tungsten	Smelter not listed	Saratovskoe predpriyatie Promelectronika	RUSSIAN FEDERATION
Tungsten	Smelter not listed	Uecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	XTC	BI Technologies Inc.	SPAIN
Tungsten	Smelter Not Listed	Minpro AB	SWEDEN
Tungsten	Sandvik Material Technology	Sandvik Material Technology	SWEDEN
Tungsten	Smelter Not Listed	Solar Applied Materials Technology Corp.	TAIWAN
Tungsten	Smelter not listed	ABS Industrial Resources Ltd	UNITED KINGDOM
Tungsten	Smelter not listed	Avon Specialty Metals Ltd	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tungsten	Smelter not listed	Altlantic Metals	UNITED STATES
Tungsten	Smelter not listed	Air Products	UNITED STATES
Tungsten	Smelter not listed	Cabot Corporation	UNITED STATES
Tungsten	Smelter Not Listed	Exotech Inc.	UNITED STATES
Tungsten	Smelter Not Listed	Global Advanced Metals	UNITED STATES
Tungsten	Smelter not listed	Materion	UNITED STATES
Tungsten	Smelter Not Listed	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Smelter Not Listed	Nathan Trotter	UNITED STATES
Tungsten	Smelter Not Listed	Outokumpu VDM USA	UNITED STATES
Tungsten	Smelter not listed	Praxair	UNITED STATES
Tungsten	Smelter Not Listed	Special Metals	UNITED STATES
Tungsten	Smelter not listed	Tosoh	UNITED STATES
Tungsten	Smelter Not Listed	Williams/ Williams Brewster	UNITED STATES
Tungsten	Buffalo Tungsten	Buffalo Tungsten	United States
Tungsten	Smelter not listed	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Smelter not listed	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten	Smelter not listed	Canon-Muskegon Corp	UNITED STATES
Tungsten	Smelter not listed	Gerard Daniel Worldw	UNITED STATES
Tungsten	Smelter not listed	Voss Metals Company, Inc	UNITED STATES
Tungsten	Smelter not listed	AVX Corporation	UNITED STATES OF AMERICA
Tungsten	Smelter not listed	Ingichki Metals LLC	UZBEKISTAN
Tungsten	Smelter not yet identified	Ning Hua Xing Luo Keng Tungsten Mining Co., Ltd.